                                                                  EXECUTION COPY

--------------------------------------------------------------------------------

                                                                   EXHIBIT 10.32







                         SECURITIES PURCHASE AGREEMENT




                                     Among

                         PHYSICIAN HEALTH CORPORATION

                       WESTON PRESIDIO CAPITAL II, L.P.

                          AND CERTAIN OTHER INVESTORS











                              As of June 16, 1997





--------------------------------------------------------------------------------


                               TABLE OF CONTENTS

1.       DEFINITIONS..............................................................................................1

2.       SALE AND PURCHASE OF SECURITIES..........................................................................8
         2.1.     Investor Securities.............................................................................8
                  -------------------
         2.2.     Agreement to Sell and Purchase..................................................................9
                  ------------------------------
         2.3.     Initial Closing.................................................................................9
                  ---------------
         2.4.     Second Closing.................................................................................10
                  --------------
         2.6.     Use of Proceeds................................................................................10
                  ---------------

3.       CONDITIONS TO PURCHASE..................................................................................11
         3.1.     Investor Agreements............................................................................11
                  -------------------
         3.2.     Investor Securities............................................................................11
                  -------------------
         3.3.     Legal Opinion..................................................................................11
                  -------------
         3.4.     Representations and Warranties; Officer's Certificate..........................................11
                  -----------------------------------------------------
         3.5.     Accountants' Report............................................................................12
                  -------------------
         3.6.     SBA Compliance.................................................................................12
                  --------------
         3.7.     Key Executive Insurance........................................................................12
                  -----------------------
         3.9.     Legality; Governmental Authorization...........................................................13
                  ------------------------------------
         3.10.    General........................................................................................13
                  -------

4.       REPRESENTATIONS AND WARRANTIES..........................................................................13
         4.1.     Material Agreements............................................................................13
                  -------------------
         4.2.     Organization and Subsidiaries; Business........................................................14
                  ---------------------------------------
                  4.2.1.  The Company............................................................................14
                          -----------
                  4.2.2.  Subsidiaries...........................................................................15
                          ------------
                  4.2.3.  Conduct of Business....................................................................15
                          -------------------
         4.3.     Capitalization.................................................................................15
                  --------------
                  4.3.1.  Capital Stock of the Company...........................................................15
                          ----------------------------
                  4.3.2.  Options, etc...........................................................................15
                          ------------
                  4.3.3.  Capital Stock of the Subsidiaries......................................................15
                          ---------------------------------
                  4.3.4.  Subsidiary Options, etc................................................................16
                          -----------------------
         4.4.     Reports, Financial Statements and Other Documents..............................................16
                  -------------------------------------------------
         4.5.     Changes in Condition...........................................................................17
                  --------------------
                  4.5.1.  Material Adverse Effect................................................................17
                          -----------------------
                  4.5.2.  Extraordinary Transactions, etc........................................................17
                          -------------------------------
         4.6.     Solvency.......................................................................................17
                  --------
         4.7.     Contractual Obligations, etc...................................................................17
                  ----------------------------
                  4.7.1.  Certain Contracts......................................................................17
                          -----------------
                  4.7.2.  Nature of Contracts....................................................................19
                          -------------------
                  4.7.3.  Charter or By-Laws.....................................................................19
                          ------------------
                  4.7.4.  Insurance..............................................................................19
                          ---------


         4.7.5.   Transactions with Affiliates...................................................................19
                  ----------------------------
         4.8.     Operations in Conformity With Law, etc.........................................................19
                  --------------------------------------
         4.9.     Environmental Matters..........................................................................20
                  ---------------------
         4.10.    ERISA Matters..................................................................................20
                  -------------
         4.11.    Labor Relations................................................................................21
                  ---------------
         4.12.    Taxes..........................................................................................21
                  -----
         4.13.    Litigation.....................................................................................21
                  ----------
         4.14.    Violation of Other Instruments.................................................................21
                  ------------------------------
         4.15.    Filings, Broker's Fees, etc....................................................................22
                  ---------------------------
         4.16.    SBA Matters....................................................................................22
                  -----------
         4.17.    Governmental Regulation........................................................................22
                  -----------------------
         4.18.    Margin Stock...................................................................................22
                  ------------
         4.19.    Real Property Holding Corporation..............................................................22
                  ---------------------------------
         4.20.    Disclosure.....................................................................................22
                  ----------

5.       GENERAL COVENANTS. .....................................................................................22
         5.1.     Covenants Relating to the Company's Board of Directors.........................................23
                  ------------------------------------------------------
                  5.1.1.  Board of Directors.....................................................................23
                          ------------------
                  5.1.2.  Directors Expenses.....................................................................23
                          ------------------
                  5.1.3.  Indemnity..............................................................................23
                          ---------
         5.2.     Information and Reports to be Furnished........................................................23
                  ---------------------------------------
                  5.2.1.  Annual Statements......................................................................23
                          -----------------
                  5.2.2.  Quarterly Reports......................................................................24
                          -----------------
                  5.2.3.  Monthly Reports........................................................................24
                          ---------------
                  5.2.4.  Annual Budgets.........................................................................24
                          --------------
                  5.2.5.  Officers' Certificates.................................................................24
                          ----------------------
                  5.2.6.  Notice of Litigation, Defaults, etc....................................................24
                          -----------------------------------
                  5.2.7.  Notices under Material Agreements......................................................25
                          ---------------------------------
                  5.2.8.  Information Provided to Stockholders...................................................25
                          ------------------------------------
                  5.2.9.  Information Furnished under Other Agreements...........................................25
                          --------------------------------------------
                  5.2.10. Other Information......................................................................25
                          -----------------
                  5.2.11. Interview Rights.......................................................................25
                          ----------------
         5.3.     Conduct of Business............................................................................26
                  -------------------
                  5.3.1.  Type of Business.......................................................................26
                          ----------------
                  5.3.2.  Maintenance of Properties, etc.........................................................26
                          ------------------------------
                  5.3.3.  Compliance with Laws and Material Agreements...........................................26
                          --------------------------------------------
                  5.3.4.  Insurance..............................................................................26
                          ---------
                  5.3.5.  Foreign Qualification..................................................................27
                          ---------------------
         5.4.     Charter Amendment, etc.........................................................................27
                  ----------------------
         5.5.     Merger, Consolidation and Sale of Assets.......................................................27
                  ----------------------------------------
         5.7.     Guarantees.....................................................................................28
                  ----------
         5.8.     Liens..........................................................................................28
                  -----
         5.9.     Investments....................................................................................29
                  -----------


         5.10.    Distributions..................................................................................30
                  -------------
         5.11.    Capital Expenditures...........................................................................30
                  --------------------
         5.12.    Replacement of Chairman........................................................................30
                  -----------------------
         5.13.    Compensation, etc..............................................................................30
                  -----------------
         5.14.    Stock Issuance, etc............................................................................31
                  -------------------
         5.15.    Amendment of Material Agreements, etc..........................................................31
                  -------------------------------------
         5.16.    Transactions with Affiliates...................................................................32
                  ----------------------------
         5.17.    Compliance with ERISA, etc.....................................................................32
                  --------------------------
         5.18.    SBA Requirements...............................................................................32
                  ----------------
                  5.18.1.  Information...........................................................................32
                           -----------
                  5.18.2.  Compliance; Rescission Right..........................................................33
                           ----------------------------
         5.19.    Annual Meeting.................................................................................33
                  --------------
         5.20.    Listing of Shares..............................................................................33
                  -----------------
         5.21.    Real Property Holding Corporation..............................................................33
                  ---------------------------------
         5.22.    Regulatory Compliance Cooperation..............................................................33
                  ---------------------------------
                  5.22.1.  Exchange for Nonvoting Securities.....................................................33
                           ---------------------------------
                  5.22.2.  Future Securities Issuances...........................................................34
                           ---------------------------
         5.23.    Environmental Laws.............................................................................34
                  5.23.1.  Compliance with Law and Permits.......................................................34
                           -------------------------------
                  5.23.2.  Notice of Claims, etc.................................................................34
                           ---------------------

6.       INVESTOR SECURITIES;  RESTRICTIONS ON TRANSFER..........................................................35
         6.1.     Representations and Warranties of the Investors................................................36
                  -----------------------------------------------
         6.2.     Home Office Payment............................................................................36
                  -------------------
         6.3.     Replacement of Lost Securities.................................................................37
                  ------------------------------
         6.4.     Transfer, Exchange and Conversion of Investor Securities.......................................37
                  --------------------------------------------------------
         6.5.     Restrictions on Transfer.......................................................................37
                  ------------------------
                  6.5.1. Restrictive Legend......................................................................38
                         ------------------
                  6.5.2. Notice of Proposed Transfer; Opinions of Counsel........................................38
                         ------------------------------------------------
                  6.5.3. Termination of Restrictions.............................................................38
                         ---------------------------

7.       EXPENSES, ETC...........................................................................................38
         7.1.     Expenses.......................................................................................39
                  --------
         7.2.     Indemnification................................................................................39
                  ---------------
         7.3.     Environmental Indemnification..................................................................39
                  -----------------------------
         7.4.     Survival.......................................................................................39
                  --------

8.       NOTICES.................................................................................................40

9.       CONFIDENTIALITY.........................................................................................40

10.      AMENDMENTS AND WAIVERS..................................................................................40


11.      SURVIVAL AND TERMINATION OF COVENANTS...................................................................40

12.      SERVICE OF PROCESS......................................................................................41

13.      WAIVER OF JURY TRIAL....................................................................................41

14.      GENERAL.................................................................................................41

                               TABLE OF EXHIBITS


1        Investors, Preferred Stock, Purchase Warrants and Purchase Price

2.1A     Warrant

2.1B     Certificate of Designation

2.6 Disbursement of Closing Proceeds For Funding of Physician Practices Acquisitions

3.3      Opinion of Counsel to the Company

4.1      Material Agreements

4.1.1    Stock Option Plan

4.2.2    Subsidiaries

4.3.1    Schedule of Capitalization and Stock Ownership

4.3.3    Capital Stock of Subsidiaries

4.4      Pro Forma Balance Sheet and Projections

4.7      Contracts, etc.

4.10     Employee Benefit Plans

4.15     Required Consents

5.13     Compensation

                         SECURITIES PURCHASE AGREEMENT



     This Agreement, dated as of June 16, 1997, is among Physician Health Corporation, a Delaware corporation (the "Company"), Weston Presidio Capital
                                          -------
II, L.P. and the other Investors set forth in Exhibit 1 hereto (as from time to time in effect). The parties agree as follows:

1. DEFINITIONS. Certain capitalized terms are used in this Agreement as specifically defined below in this Section 1. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof, (d) the word "including" shall be construed as "including without limitation", (e) accounting terms not otherwise defined herein have the meaning provided under GAAP, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect and (g) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement and the other Investor Agreements. References to "the date hereof" mean the date first set forth above.

     1.1.  "Affiliate" means any Person directly or indirectly controlling,
            ---------
controlled by or under direct or indirect common control with the Company (or other specified Person) and shall include (a) any Person who is an officer, director or beneficial holder of at least 10% of the outstanding capital stock of the Company (or other specified Person), (b) any Person of which the Company (or other specified Person) or an Affiliate (as defined in clause (a) above) of the Company (or other specified Person) shall, directly or indirectly, either beneficially own at least 10% of the outstanding equity securities or constitute at least a 10% participant, and (c) in the case of a specified Person who is an individual, Members of the Immediate Family of such Person; provided, however,
                                                            --------  -------
that the Investors shall not be Affiliates of the Company for purposes of this Agreement.

     1.2.  "Applicable Health Care Laws" is defined in Section 5.24.
            ---------------------------

     1.3.  "Arlington Acquisition Agreement" is defined in Section 4.1.4.
            -------------------------------

     1.4.  "Balance Sheet" is defined in Section 4.4.
            -------------

     1.5.  "By-laws" means all written rules, regulations, procedures and by-
            -------
laws and all other similar documents, relating to the management, governance or internal regulation of a

Person other than an individual, or interpretive of the Charter of such Person, each as from time to time amended or modified.

     1.6.  "Capital Expenditures" means amounts which should in accordance
            --------------------
with GAAP be added to the fixed assets account on the consolidated balance sheet of the Company and its Subsidiaries, in respect of (a) the acquisition, construction, improvement or replacement of assets or leaseholds, and (b) to the extent related to and not included in clause (a) above, expenditures on account of materials, contract labor and direct labor (excluding expenditures properly chargeable to repairs and maintenance in accordance with generally accepted accounting principles).

     1.7.  "Capitalized Lease" means any lease which is or should be
            -----------------
capitalized on the balance sheet of the lessee in accordance with GAAP and Statement No. 13 of the Financial Accounting Standards Board.

     1.8.  "Certificate of Designation" is defined in Section 2.1.
            --------------------------

     1.9.  "CFR" is defined in Section 4.16.
            ---

     1.10. "Charter" means the articles of organization, certificate of
            -------
incorporation, statute, constitution, joint venture or partnership agreement, management agreement or other charter of any Person other than an individual, each as from time to time amended or modified.

     1.11. "Class A Stock and Warrant Purchase Agreement" is defined in
            --------------------------------------------
Section 4.1.5.

     1.12. "Closings" means, collectively, the Initial Closing, the Second
            --------
Closing and the Third Closing.

     1.13. "Closing Dates" means, collectively, the Initial Closing Date, the
            -------------
Second Closing Date and the Third Closing Date.

     1.14. "Code" means the federal Internal Revenue Code of 1986.
            ----

     1.15. "Common Stock" means the Voting Common Stock, $0.0025 par value, of
            ------------
the Company.

     1.16. "Commission" means the Securities and Exchange Commission or any
            ----------
other federal agency at the time administering the Securities Act, the Exchange Act or both.

     1.17. "Company" is defined in the Preamble.
            -------

     1.18. "Compensation" as applied to any Person means the aggregate of all
            ------------
salaries, compensation, remuneration or bonuses of any character, retirement or pension benefits of any kind, or other payments of any kind whatsoever (other than health and medical benefits made available to employees generally and advances and reimbursements of business expenses) made directly or indirectly by the Company, any of its Subsidiaries or other specified Persons to such Person and Affiliates of such Person.

     1.19. "Consolidated", when used with reference to any term, means that
            ------------
term as applied to the accounts of the Company or other indicated Person and each of its respective Subsidiaries, consolidated or combined in accordance with GAAP after eliminating all inter-company items and with appropriate deductions for minority interests in Subsidiaries.

     1.20. "Contractual Obligation" means, with respect to any Person, any
            ----------------------
contracts, agreements, deeds, mortgages, leases, licenses, other instruments, commitments, undertakings, arrangements or understandings, written or oral, or other documents, including any Charter or By-law provisions and any document or instrument evidencing Indebtedness, to which any such Person is a party or otherwise subject to or bound by or to which any asset of any such Person is subject.

     1.21. "Conversion Warrants" means the warrants to purchase Common Stock
            -------------------
at the conversion price of the Preferred Stock in substantially the form of
Exhibit 2.1A issuable upon a voluntary prepayment of the Preferred Stock in accordance with section 6.3 of the Certificate of Designation.

     1.22. "Distribution" means (a) the declaration or payment of any dividend
            ------------
on or in respect of any shares of any class of capital stock of the Company, any of its Subsidiaries or other specified Person, other than dividends payable solely in shares of the common stock of the payor; (b) the purchase, redemption or other retirement of any shares of any class of capital stock of the Company, any of its Subsidiaries or other specified Person directly, or indirectly through a Subsidiary or otherwise; or (c) any other distribution on or in respect of any shares of any class of capital stock of the Company, any of its Subsidiaries or other specified Person.

     1.23. "Employee Benefit Plan" means each "employee benefit plan" as
            ---------------------
defined in section 3(3) of ERISA, maintained or contributed to by the Company or any member of an ERISA Group in which the Company is a member, or in which the Company or any member of an ERISA Group in which the Company is a member participates or participated and which provides benefits to employees of the Company or their spouses or covered dependents or with respect to which the Company has or may have a material liability, including (i) any such plans that are "employee welfare plans" as defined in section 3(1) of ERISA and (ii) any such plans that are "employee pension benefit plans" as defined in section 3(2) of ERISA.

     1.24. "Environmental Laws" means all applicable federal, state or local
            ------------------
statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

     1.25. "Equity Call Agreement" means the Equity Call Agreement dated as of
            ---------------------
the date hereof, as from time to time in effect, among the Company, the Investors and the seller under the Arlington Acquisition Agreement.

     1.26. "ERISA" means the federal Employee Retirement Income Security Act
            -----
of 1974.

     1.27. "ERISA Group", with respect to any entity, means any Person which
            -----------
is a member of the same "controlled group" or under "common control", within the meaning of section 414(b) or (c) of the Code or section 4001(b)(1) of ERISA, with such entity.

     1.28. "Exchange Act" means the federal Securities Exchange Act of 1934.
            ------------

     1.29. "GAAP" means generally accepted accounting principles, as in effect
            ----
from time to time, applied on a basis consistent with that used in preparation of the financial statements referred to in Section 4.4, consistently applied.

     1.30. "Guarantee" means (a) any guarantee of the payment or performance
            ---------
of, or any contingent obligation in respect of, any Indebtedness or other obligation of any other Person, (b) any other arrangement whereby credit is extended to one obligor on the basis of any promise or undertaking of another Person (i) to pay the Indebtedness of such obligor, (ii) to purchase any obligation owed by such obligor, or (iii) to maintain the capital, working capital, solvency or general financial condition of such obligor, whether or not such arrangement is disclosed in the balance sheet of such other Person or is referred to in a footnote thereto, and (c) any liability of the Company or any of its Subsidiaries as general partner of a partnership or as a venturer in a joint venture in respect of Indebtedness or other obligations of such partnership or venture; provided, however, that in no event shall Guarantees
                        --------  -------
include product warranties given in the ordinary course of business.

     1.31. "Hazardous Material" is defined in Section 4.9.
            ------------------

     1.32. "Indebtedness" means (a) all debt for borrowed money and similar
            ------------
monetary obligations evidenced by bonds, notes, debentures, capitalized lease obligations, deferred purchase price of property (other than ordinary trade payables) or otherwise, whether direct or indirect; and (b) all liabilities secured by any Liens existing on property owned or acquired, whether or not the liability secured thereby shall have been assumed.

     1.33. "Indemnitees" is defined in Section 7.2.
            -----------

     1.34. "Initial Closing" is defined in Section 2.3.
            ---------------

     1.35. "Initial Closing Date" is defined in Section 2.3.
            --------------------

     1.36. "Investment" means (a) any share of capital stock, evidence of
            ----------
Indebtedness or other security issued by any other Person, (b) any loan, advance, or extension of credit to, or contribution to the capital of, any other Person, (c) any purchase of the securities or assets constituting a business or a division or similar portion of the business of any other Person, (d) any commitment or option to make such an investment if, in the case of an option, the consideration therefor exceeds $100, and (e) any other investment; provided,
                                                                       --------
however, that the term "Investment" shall not include (i) current trade and
-------
customer accounts receivable arising in the ordinary course of business and payable in accordance with customary trade terms or prepaid assets arising in the ordinary course of business, (ii) advances to employees for travel expenses, drawing accounts and similar expenditures, (iii) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due to the Company or any of its Subsidiaries or as security for any such Indebtedness or claim or (iv) demand deposits in banks or trust companies. The amount of an Investment outstanding at any time shall be determined in accordance with GAAP; provided, however, that no Investment shall be increased
                      --------  -------
as a result of an increase in the undistributed retained earnings of the Person in whom an Investment was made or decreased as a result of an equity in the losses of any such Person.

     1.37. "Investor Agreements" means this Agreement, the Certificate of
            -------------------
Designation, the Stockholders Agreement, the Registration Rights Agreement, the Warrants, the Equity Call Agreement, any other agreement or instrument entered into between the Company and the Investors and any amendment or modification to any of the foregoing.

     1.38. "Investor Securities" is defined in Section 2.1.
            -------------------

     1.39. "Investors" means the holders of Investor Securities, the original
            ---------
holders of which are listed in Exhibit 1.

     1.40. "Legal Requirement" means any federal, state, local or foreign law,
            -----------------
statute, standard, ordinance, code, order, rule, regulation, resolution, promulgation or any final order, judgment or decree of any court, arbitrator, tribunal or governmental authority, or any license, franchise, permit or similar right granted under any of the foregoing.

     1.41. "Lien" means (a) any mortgage, pledge, lien, charge, security
            ----
interest or other similar encumbrance upon any property or assets of any character, or upon the income or profits therefrom; or (b) any conditional sale or other title retention agreement or arrangement (including a Capitalized Lease); or (c) any sale, assignment, pledge or other transfer for security of any accounts, general intangibles or chattel paper, with or without recourse.

     1.42. "Liquidity Event" is defined in section 2 of the Certificate of
            ---------------
Designation.

     1.43. "Margin Stock" means "margin stock" within the meaning of any
            ------------
regulation, interpretation or ruling of the Board of Governors of the Federal Reserve System, all as from time to time in effect.

     1.44. "Material Adverse Effect" means a material adverse effect upon the
            -----------------------
business, assets, financial condition or income of the Company and its Subsidiaries on a Consolidated basis.

     1.45. "Material Agreements" is defined in Section 4.1.
            -------------------

     1.46. "Members of the Immediate Family," as applied to any individual,
            -------------------------------
means each parent, spouse, child, brother, sister or the spouse of a child, brother or sister of the individual, and each trust created for the benefit of one or more of such persons and each custodian of a property of one or more such persons.

     1.47. "Non-Voting Common Stock" means the Non-Voting Common Stock,
            -----------------------
$0.0025 par value, of the Company.

     1.48. "Pension Plan" means each pension plan (as defined in section 3(2)
            ------------
of ERISA) established or maintained, or to which contributions are or were made since March 1, 1993, by the Company or any of its Subsidiaries or former Subsidiaries, or any Person which is a member of the same ERISA Group with any of the foregoing.

     1.49. "Person" means an individual, partnership, corporation, company,
            ------
association, trust, joint venture, unincorporated organization, business trust, limited liability company and any governmental department or agency or political subdivision.

     1.50. "Preferred Director" is defined in Section 5.1.1.
            ------------------

     1.51. "Preferred Stock" means the Class B Redeemable Convertible
            ---------------
Preferred Stock, par value $0.01 per share, of the Company.

     1.52. "Prime Common Stock" means the Prime Common Stock, $0.0025 par
            ------------------
value, of the Company.

     1.53. "Principal Holder" means each original holder of Preferred Stock
            ----------------
set forth on Exhibit 1 (and their Affiliates) so long as it holds any Investor Securities originally purchased at an aggregate cost of at least $1 million and any other Person holding Preferred Stock originally purchased at an aggregate cost of $2 million or more.

     1.54. "Projections" is defined in Section 4.4.
            -----------

     1.55. "Purchase Price Escrow" is defined in Section 2.4.
            ---------------------

     1.56. "Purchase Warrants" mean the warrants to purchase Common Stock at
            -----------------
the exercise price set forth below in substantially the form of Exhibit 2.1A, issuable on the respective Closing Dates hereunder. The Purchase Warrants issued on the Initial Closing Date and on the Second Closing Date shall have an exercise price of $0.01 per share and the Purchase Warrants issued on the Third Closing Date shall have an exercise price of $4.00 per share.

     1.57. "Registration Rights Agreement" is defined in Section 3.1.
            -----------------------------

     1.58. "Regulated Investor" means BancBoston Ventures, Inc. and any other
            ------------------
Investor subject to regulation by a Regulatory Agency.

     1.59. "Regulatory Agency" means the U.S. Small Business Administration
            -----------------
(or any successor body or agency), the Board of Governors of the Federal Reserve System (or any successor body or agency) or any other governmental body or agency charged with the administration of the Small Business Investment Act of 1958, the Bank Holding Company Act of 1956 or any similar, related or successor laws regulating banks, bank holding companies, insurance companies, insurance holding companies, SBICs and their respective subsidiaries

     1.60. "Regulatory Problem" means the assertion by any Regulatory Agency
            ------------------
(or the reasonable belief by a Regulated Investor that a substantial risk of such assertion exists) that a Regulated Investor is not entitled to hold, or exercise any significant right with respect to, the Investor Securities.

     1.61. "Remedy Event" is defined in section 7 of the Certificate of
            ------------
Designation.

     1.62. "Required Holders" means the holders at the relevant time
            ----------------
(excluding the Company or any of its Subsidiaries) of at least two-thirds of the voting power of all classes and types of Investor Securities (calculated to give pro forma effect to the conversion of all Preferred Stock and the exercise of all Warrants), voting together as a single class.

     1.63. "SBA" is defined in Section 3.6.
            ---

     1.64. "SBIC" means a small business investment company licensed by the
            ----
SBA pursuant to the Small Business Investment Act.

     1.65. "Second Closing" is defined in Section 2.4.
            --------------

     1.66. "Second Closing Date" is defined in Section 2.4.
            -------------------

     1.67. "Securities Act" means the federal Securities Act of 1933.
            --------------

     1.68. "Securities Escrow" is defined in Section 2.3.
            -----------------

     1.69. "Senior Loan Agreement" is defined in Section 4.1.3.
            ---------------------

     1.70. "Small Business Investment Act" is defined in Section 4.16.
            -----------------------------

     1.71. "Stockholders Agreement" is defined in Section 3.1.
            ----------------------

     1.72. "Stockholders' Equity" means, at any date, stockholders' equity of
            --------------------
the Company and its Subsidiaries determined in accordance with GAAP on a Consolidated basis, excluding the effect of any foreign currency translation adjustments.

     1.73. "Stock Option Plan" is defined in Section 4.1.1.
            -----------------

     1.74. "Subsidiary" means any Person of which the Company or other
            ----------
specified Person now or hereafter shall at the time (a) own directly or indirectly through a Subsidiary in excess of 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally or (b) constitute a general partner.

     1.75. "Third Closing" is defined in Section 2.5.
            -------------

     1.76. "Third Closing Date" is defined in Section 2.5
            ------------------

     1.77. "Warrants" mean, collectively, the Conversion Warrants and the
            --------
Purchase Warrants.

     1.78. "Welfare Plan" means each welfare plan as defined in section 3(1)
            ------------
of ERISA) established or maintained, or to which any contributions are or were made since March 1, 1993, by the Company or any of its Subsidiaries or any Person which is a member of the same ERISA Group with any of the foregoing.

     1.79. "WPC" means Weston Presidio Capital II, L.P.
            ---

2.   SALE AND PURCHASE OF SECURITIES.

     2.1.  Investor Securities.  The Preferred Stock and Purchase Warrants
           -------------------
being purchased by the Investors hereunder, together with any securities issued with respect thereto, upon exercise, conversion or transfer thereof or in exchange therefor, including the Common Stock issuable upon conversion of the Preferred Stock and the Conversion Warrants issuable upon a voluntary redemption of the Preferred Stock (and the Common Stock issuable upon exercise or conversion of the Warrants), are collectively referred to as "Investor Securities"; provided, however, that once
                             -------- ----------   --------  -------
any such securities have been sold in a Liquidity Event they shall cease to be Investor Securities for all purposes of this Agreement. The powers, preferences and rights of the Preferred Stock are set forth in the Company's Charter as amended through the date hereof, including the Certificate of Designation, Preferences and Rights for the Preferred Stock in the form set forth in Exhibit 2.1B (the "Certificate of Designation").
           --------------------------

     2.2.  Agreement to Sell and Purchase.  Based on the Investors'
           ------------------------------
representations and warranties contained in Section 6, the Company agrees to issue and sell to the Investors and, subject to all of the terms and conditions hereof and in reliance on the representations and warranties of the Company set forth or referred to herein, the Investors severally, and not jointly or jointly and severally, agree to purchase at the respective Closings the number of shares of Investor Securities specified in Exhibit 1 (as supplemented by WPC in accordance with Section 14) for each Investor at the purchase price, payable by wire transfer or Investor check, so specified in such Exhibit. The Company shall have the right to terminate this Agreement as to any particular Closing without recourse or liability if the total purchase price set forth in Exhibit 1 is not delivered for any reason at such Closing in the manner set forth in Sections 2.3, 2.4 or 2.5, as the case may be.

     2.3.  Initial Closing.  The initial closing of the purchase and sale of
           ---------------
Investor Securities (the "Initial Closing") shall take place in Boston,
                          ---------------
Massachusetts at the offices of Ropes & Gray on June 16, 1997 (the "Initial
                                                                    -------
Closing Date") or on such other date as the Company and the Required Holders may
------------
agree upon. At the Initial Closing the Company will deliver to the Investors certificates evidencing the respective Investor Securities set forth in Exhibit 1 for the Initial Closing against payment of the purchase price therefor in immediately available funds. In addition, the Company will deposit into an escrow account maintained by WPC (the "Securities Escrow") certificates
                                       -----------------
evidencing the respective Investor Securities set forth in Exhibit 1 for the Third Closing, to be released as provided in Section 2.5, against the Investors' payment of the purchase price therefor.

     2.4.  Second Closing.  The Second Closing of the purchase and sale of
           --------------
Investor Securities (the "Second Closing") shall take place in Boston,
                          --------------
Massachusetts at the offices of Ropes & Gray on or prior to July 31, 1997 as the Company and the Required Holders may agree upon (the "Second Closing Date"). At
                                                      -------------------
the Second Closing, the Company will deposit into the Securities Escrow certificates evidencing the respective Investor Securities set forth in Exhibit 1 (as supplemented by WPC in accordance with Section 14) for the Second Closing against the Investors' deposit of the purchase price therefor into an interest bearing restricted account with the Company's principal depository bank (the "Purchase Price Escrow"). Funds will be disbursed to the Company from the
 ---------------------
Purchase Price Escrow (and Investor Securities of commensurate value to the disbursed funds will be simultaneously released to the Investors from the Securities Escrow) in increments of $1,000,000 upon notice from the Required Holders in their reasonable discretion for the purpose of funding the acquisition by the Company of (a) physician practices as set forth in Exhibit 2.6; or (b) other physician practices with an aggregate purchase price of at least $1,000,000, which are determined by the Required Holders, in their reasonable discretion, to be commensurate in all material respects with the physician practices set forth in Exhibit 2.6; or (c) for any other permitted use of proceeds specified in Section 2.6. Prior to the withdrawal of funds from the Purchase Price Escrow and the simultaneous release of Investor Securities from the Securities Escrow, a general partner of the Escrow Agent and an executive officer of the Company will sign a certificate indicating the amount of funds being so disbursed and the number of Investor Securities being so released. Any funds still remaining in the Purchase Price Escrow from the Second Closing on April 30, 1998 shall be returned (with all amounts of interest accrued thereon) to the Investors and, simultaneously therewith, any Investor Securities remaining in the Securities Escrow on such date shall be returned to the Company.

     2.5.  Third Closing Date.  On any date requested in accordance with the
           ------------------
Equity Call Agreement (which date shall be between April 1, 1998 and April 13,
1998), the Investors party to the Equity Call Agreement shall pay to the Company the purchase price for the Investor Securities set forth in Exhibit 1 as provided in the Equity Call Agreement. Upon such payment, WPC shall release the certificates for the Investor Securities purchased thereby from the Securities Escrow to the respective Investors purchasing them. Any Investor Securities still remaining in the Securities Escrow from the Third Closing on April 14, 1998 shall be returned to the Company.

     2.6.  Use of Proceeds.  The Company covenants that it will apply the cash
           ---------------
proceeds of the sale of the Investor Securities solely for the following lawful purposes: (a) funding the acquisitions of physician practices in accordance with
Exhibit 2.6 and clause (b) of Sections 2.3 and 2.4; (b) repayment of its existing debt, (c) capital expenditures, (d) transaction costs; (e) working capital and (f) in the case of the Third Closing, paying the deferred payment obligations due on or about such date under the Arlington Acquisition Agreement. No portion of such proceeds will be used: (i) to acquire or maintain Margin Stock, (ii) to provide capital to a corporation licensed under the Small Business Investment Act, (iii) outside the United States (except (A) to acquire abroad materials and industrial property rights for a domestic operation or (B) for transfer to a controlled foreign subsidiary, so long as at least 51% of the assets and activities of the Company will remain within the United States), or
(iv) for any purpose contrary to the public interest (including activities which are in violation of law) or inconsistent with free competitive enterprise, in each case, within the meaning of 13 CFR (S) 107.901. The Company's primary business activity does not involve, directly or indirectly, providing funds to others, the purchase or discounting of debt obligations, factoring or long-term leasing of equipment with no provision for maintenance or repair, and the Company is not classified under Major Group 65 (Real Estate) of the federal Standard Industrial Code Manual.

3. CONDITIONS TO PURCHASE. The Investors' several obligations to purchase the Investor Securities pursuant to this Agreement on each Closing Date are subject to the satisfaction, on or prior to each Closing Date, of the following conditions:

       3.1.  Investor Agreements.  The Company and its stockholders (other than
             -------------------
the Investors) party thereto shall have duly authorized, executed and delivered to WPC the following agreements:

             (a) Second Amended and Restated Stockholders' Agreement dated as of the Initial Closing Date among the Company, the Investors and certain other stockholders of the Company (as from time to time in effect, the "Stockholders Agreement").
        ----------------------

             (b) Registration Rights Agreement dated as of the Initial Closing Date among the Company, the Investors and certain other stockholders of the Company (as from time to time in effect, the "Registration Rights
                                                         -------------------
       Agreement").
       ---------

       In addition, no later than five days prior to the Second Closing and the Third Closing, the Company shall have provided to the Investors updated versions of Exhibits 4.1, 4.2.2, 4.3.1, 4.3.3, 4.4 (which shall refer to the most recent audited annual and unaudited quarterly financial statements), 4.7 and 4.10, which updated Exhibits will contain information which is complete and accurate as of the Second Closing Date and the Third Closing Date, as the case may be.

       3.2.  Investor Securities.  The Company shall have issued to the
             -------------------
Investors shown on Exhibit 1 and placed in escrow pursuant to Section 2.3 the number of shares of Preferred Stock and Purchase Warrants shown opposite their names in Exhibit 1 for an aggregate consideration as shown in Exhibit 1 with respect to such Closing Date.

       3.3.  Legal Opinion.  On each Closing Date, the Investors shall have
             -------------
received from Jackson & Walker, L.L.P., counsel to the Company and its Subsidiaries, their opinion in substantially the form of Exhibit 3.3. The Company hereby authorizes its counsel to deliver such opinion.

       3.4.  Representations and Warranties; Officer's Certificate.  The
             -----------------------------------------------------
representations and warranties contained herein shall be true and correct on and as of each Closing Date with the same force and effect as though made on and as of such Closing Date; between the Balance Sheet Date and such Closing Date, no Material Adverse Effect shall have occurred; the Company shall have performed all obligations required to be performed by it under the Investor Agreements; and the Investors shall have received on such Closing Date a certificate to these effects signed by the Chairman and the President of the Company.

       3.5.  Accountants' Report.  On or prior to the Initial Closing Date, the
             -------------------
Investors shall have received a report about the Company's financial condition, the Projections and the Company's internal financial control systems prepared by independent accountants selected by the Investors, which report shall be satisfactory in all respects to the Investors.

       3.6.  SBA Compliance.  The Company shall have furnished to the Investors
             --------------
that are SBICs all forms which such Investors shall have informed the Company are required by the Small Business Administration ("SBA") in connection with the
                                                    ---
transactions contemplated hereby, including a Size Status Declaration on SBA Form 480, an Assurance of Compliance on SBA Form 652 and a Portfolio Financing Report on SBA Form 1031, which forms shall be in proper form for filing with the SBA.

       3.7.  Key Executive Insurance.  The Company will have in full force and
             -----------------------
effect as the owner thereof on the Closing Date key executive life insurance policies with a financially sound and reputable insurer in the aggregate amount of at least $1,000,000 covering the life of Sarah C. Garvin, the proceeds of which shall be payable to the Company. Such policy shall not be cancelable without at least 30 days' written notice from the insurer to WPC.

       3.8.  Acquisition.  Other than as consented to by WPC in writing:
             -----------

             (a) The provisions of the Arlington Acquisition Agreement shall not have been amended, modified, waived or terminated in any material respect.

             (b) All of the representations and warranties of the sellers set forth in the Arlington Acquisition Agreement shall be complete and correct in all material respects on and as of the Initial Closing Date with the same force and effect as though made on and as of such date.

             (c) All of the other conditions to the obligations of the Company and its Subsidiaries set forth in the Arlington Acquisition Agreement shall have been satisfied.

             (d) Any material consent, authorization, order or approval of any Person required in connection with the transactions contemplated by the Arlington Acquisition Agreement shall have been obtained and shall be in full force and effect.

             (e) All of the items required to be delivered under the Arlington Acquisition Agreement shall have been so delivered.

             (f) Contemporaneously with the funding on the Initial Closing Date, the acquisition by the Company of the assets contemplated by the Arlington Acquisition Agreement shall have been consummated.

       3.9.  Legality; Governmental Authorization.  The purchase of the Investor
             ------------------------------------
Securities shall not be prohibited by any law or governmental order or regulation, and shall not subject the Investors to any penalty or special tax (other than a penalty or special tax that has been reimbursed by the Company). All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations or filings with, any governmental or administrative agency or of any other Person, if any, with respect to any of the transactions contemplated by this Agreement or the other Investor Agreements, the absence of which could have a Material Adverse Effect, shall have been duly obtained or made and shall be in full force and effect.

       3.10. General.  All instruments and legal and corporate proceedings in
             -------
connection with the transactions contemplated by this Agreement, the other Investor Agreements and the Material Agreements shall be reasonably satisfactory in form and substance to the Required Holders, and the Investors shall have received copies of all documents, including records of corporate proceedings and officers certificates, which the Required Holders may have reasonably requested in connection therewith.

4. REPRESENTATIONS AND WARRANTIES. In order to induce the Investors to enter into this Agreement and to purchase the Investor Securities hereunder, the Company represents and warrants as follows:

       4.1.  Material Agreements.  The Company has furnished to the Investors
             -------------------
correct and complete copies of the documents listed below, as well as the other documents listed in Exhibit 4.1, all of which have been executed on or prior to the date hereof and any amendments thereto, modifications thereof or waivers granted thereunder. All such documents are referred to collectively as the "Material Agreements". References to any of the Material Agreements mean the
--------------------
Material Agreements in the form so furnished to the Investors, without regard to any amendment, modification, waiver or termination of such document which is made or otherwise becomes effective after the date hereof, unless such amendment, modification, waiver or termination has been consented to in writing by the Required Holders, and shall include other documents, exhibits and schedules which are attached thereto or incorporated therein by reference:

             4.1.1. Stock Option Plan and the related form of Stock Option Agreement in substantially the form of Exhibit 4.1.1 (the "Stock Option Plan").
                                                           -----------------

             4.1.2. Non-Competition and Non-Disclosure Agreement dated as of December 28, 1995 between the Company and Sarah Garvin.

             4.1.3. Loan and Security Agreements dated as of June 16, 1997 among Physician Health Corporation, MHOA Texas I, LLC and DVI Financial Services, Inc. and DVI Business Credit Corporation, as Agent (collectively, as amended from time to time, the "Senior Loan Agreement").
                   ---------------------

             4.1.4. Asset Purchase and Contribution Agreement dated June 16, 1997 by and among Metroplex Hematology/Oncology Associates, L.L.P., a Texas limited liability partnership, the physicians listed therein, the wholly owned professional associations of such physicians and the Company (the "Arlington
                                                                   ---------
Acquisition Agreement").
---------------------

             4.1.5. Stock and Warrant Purchase Agreement dated December 29, 1995 by and among the Company, EGL Holdings, Inc., Mercury Asset Management PLC, on behalf of Rowan Nominees Limited, NatWest Ventures Investments Limited, and certain individual investors named therein (the "Class A Stock and Warrant
                                                 -------------------------
Purchase Agreement").
------------------

             4.1.6. Restated and Amended Stockholders' Agreement dated as of November 1, 1996 by and among the Company, Sarah C. Garvin, Howard E. Fagin, Ph.D., H. Thomas Scott, Julie Rawls Moore and Shamus Holt.

       Other than customary subscription agreements with respect to the issuance of shares of Common Stock to the stockholders listed in Exhibit 4.3.1 or as otherwise set forth in Exhibit 4.3.1, neither the Company nor any of its Subsidiaries is a party to or bound by any agreement or understanding affecting the capital stock of the Company or its Subsidiaries or the voting thereof which is not a Material Agreement or an Investor Agreement or specifically contemplated by or referred to in the Material Agreements or the Investor Agreements.

       4.2.  Organization and Subsidiaries; Business.
             ---------------------------------------

             4.2.1. The Company.  The Company is a duly organized and validly
                    -----------
existing corporation in good standing under the laws of Delaware. The Company has all necessary corporate power and authority to enter into and perform this Agreement and the other Investor Agreements and Material Agreements to which it is party, to issue and sell the Investor Securities to be issued and sold by it hereunder, and to carry on the businesses now conducted or presently proposed to be conducted by it. The Company has taken all corporate action necessary to authorize the Investor and Material Agreements to which it is party and the issuance of the Investor Securities to be issued and sold by it hereunder. The Investor Agreements and Material Agreements to which the Company is party and the Investor Securities to be issued and sold by the Company hereunder have been duly executed and delivered by the Company and are the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting generally the enforcement of creditors rights and general principles of equity.

             4.2.2. Subsidiaries.  The Company does not own or control, directly
                    ------------
or indirectly, or have an interest in, any other corporation, partnership, association or business entity, except for the Persons described in
Exhibit 4.2.2.

             4.2.3. Conduct of Business.  The Company has conducted no business
                    -------------------
other than (a) managing the operations of physician or dental group practices or other providers of physician or dental services; (b) managing the operations of lines of diagnostic and treatment businesses ancillary or related to physician or dental group practices or other providers of physician or dental services; and (c) negotiating and administrating managed care contracts between insurance companies or other medical payors and physician or dental group practices or other providers of physician or dental services; and (d) operating physician practices through the employment by subsidiaries of physicians and other ancillary personnel.

       4.3.  Capitalization.
             --------------

             4.3.1. Capital Stock of the Company.  The authorized capital stock
                    ----------------------------
of the Company is set forth in Exhibit 4.3.1. On the respective Closing Dates, after giving effect to the issuance of the Investor Securities and the consummation of the Investor Agreements, the Company will have no outstanding capital stock except for the shares of Voting Common Stock, Non-Voting Common Stock, Prime Stock, Class A Stock and Preferred Stock owned beneficially and of record as set forth in Exhibit 4.3.1, all of which will be validly issued, fully paid, nonassessable and, to the best knowledge of the Company, subject to no lien or restriction on transfer, except restrictions on transfer imposed by the Investor Agreements and applicable securities laws or as otherwise set forth in
Exhibit 4.3.1.

             4.3.2. Options, etc.  Other than as set forth in Exhibit 4.3.1 or
                    ------------
in the Investor Agreements or Material Agreements, the Company does not have outstanding (a) any rights (either preemptive or otherwise) or options to subscribe for or purchase, or any warrants or other agreements providing for or requiring the issuance of, any capital stock or any securities convertible into or exchangeable for its capital stock, (b) any obligation to repurchase or otherwise acquire or retire any of its capital stock, any securities convertible into or exchangeable for its capital stock or any rights, options or warrants with respect thereto, (c) any rights to require the Company to register the offering of any of its securities under the Securities Act or (d) any restrictions on voting any of the Company's securities.

             4.3.3. Capital Stock of the Subsidiaries.  The authorized capital
                    ---------------------------------
stock of each Subsidiary of the Company is set forth in Exhibit 4.3.3. Each such Subsidiary has no outstanding capital stock except for shares of capital stock owned beneficially and of record as set forth in Exhibit 4.3.3, by the Company, all of which will be validly issued, fully paid, nonassessable and subject to no lien or restriction on transfer, except restrictions on transfer imposed by the Investor Agreements, the Material Agreements and applicable securities laws and Liens.

             4.3.4. Subsidiary Options, etc.  Except as set forth in Exhibit
                    -----------------------
4.3.3 hereto, none of the Company's Subsidiaries has outstanding (a) any rights (either preemptive or otherwise) or options to subscribe for or purchase, or any warrants or other agreements providing for or requiring the issuance of, any capital stock or any securities convertible into or exchangeable for its capital stock, (b) any obligation to repurchase or otherwise acquire or retire any of its capital stock, any securities convertible into or exchangeable for its capital stock or any rights, options or warrants with respect thereto, (c) any rights to require the Subsidiary to register the offering of any of its securities under the Securities Act or (d) any restrictions on voting any of the Subsidiary's securities.

       4.4.  Reports, Financial Statements and Other Documents.  The Investors
             -------------------------------------------------
have been furnished with complete and correct copies of the following:

                   (a)  Audited consolidated balance sheet (the "Balance Sheet")
                                                                 -------------
       of the Company and its Subsidiaries as of December 31, 1996 (the "Balance
                                                                         -------
       Sheet Date"), together with the related statements of income, cash flows
       ----------
       and stockholders' equity for the year then ended, accompanied by the audit report of Arthur Andersen & Co.

                   (b) Balance sheet of the Company and its Subsidiaries as of April 30, 1997, together with the related statement of income for the four months then ended.

                   (c) Pro forma opening balance sheet, operating budget and the projections set forth in Exhibit 4.4 (the "Projections") dated April
                                                      -----------
       1997, for the period beginning on the date hereof and ending on the date three years after such date.

                   (d) Audited consolidated balance sheet of the operations being acquired by the Company under the Arlington Acquisition Agreement as of December 31, 1996, together with the related statements of income, cash flows and stockholders' equity for the year then ended, accompanied by the audit report of Ernst & Young, LLP.

             The financial statements referred to in clauses (a) and (b) above have been prepared in accordance with GAAP and fairly present the financial condition of the Company and its Subsidiaries at the dates thereof and the results of their operations for the periods covered thereby, subject to normal year-end adjustments and the addition of footnotes in the case of the financial statements referred to in clause (b) above. Except as set forth in Exhibit 4.4, neither the Company nor any of its Subsidiaries has any material liabilities, contingent or otherwise, which are not referred to in the Balance Sheet.

             The Projections were based on (i) assumptions and accounting methods consistent with the historical financial statements described in paragraph (a) above and (ii) the financings contemplated hereby. To the best knowledge of the Company the Projections constitute a reasonable basis for assessing the future performance of the Company and its Subsidiaries, but no representation or warranty is made that the Company and its Subsidiaries can actually achieve the results set forth in the Projections.

       The financial statements referred to in clause (d) above have been prepared in accordance with GAAP and fairly present the financial condition of the Persons covered thereby at the date thereof and the results of their operations for the period covered thereby.

       4.5.  Changes in Condition.  Since the Balance Sheet Date:
             --------------------

             4.5.1.  Material Adverse Effect.  No Material Adverse Effect has
                     -----------------------
occurred.

             4.5.2.  Extraordinary Transactions, etc.  Except as set forth in
                     -------------------------------
the Exhibits hereto, neither the Company nor any of its Subsidiaries has (a) declared any dividend or other distribution on any shares of its capital stock,
(b) made any payment (other than compensation of its directors, officers and employees at rates in effect prior to the Balance Sheet Date or for bonuses accrued in accordance with normal practice prior to the Balance Sheet Date) to any of its Affiliates, (c) increased the Compensation, including bonuses, payable or to be payable to any of its directors, officers, employees or Affiliates by more than 10%, or (d) entered into any Contractual Obligation, or entered into or performed any other transaction, not in the ordinary and usual course of business and consistent with past practice, other than as specifically contemplated by this Agreement.

       4.6.  Solvency.  After giving effect to the financing contemplated
             --------
hereby, the Company is solvent (within the meaning contemplated by section 548 of Title 11 of the United States Code and any similar state statutes which may be applicable).

       4.7.  Contractual Obligations, etc.
             ----------------------------

             4.7.1.  Certain Contracts.  Exhibit 4.7 contains, together with a
                     -----------------
reference to the subparagraph pursuant to which each item is being disclosed, a correct and complete list of all Contractual Obligations of the Company and its Subsidiaries of the types described below:

                     (a) All collective bargaining agreements; all employment, profit sharing, profit participation, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, welfare or incentive plans or agreements; and all plans, agreements or practices which constitute "fringe benefits" to any of the employees of the Company or its Subsidiaries, including vacation programs, sick leave programs, group medical insurance, group life insurance, disability insurance and related benefits.

                     (b) All Contractual Obligations under which the Company or its Subsidiaries are restricted from carrying on any business, venture or other activities anywhere in the world.

                     (c) All Contractual Obligations (including options) to sell or lease (as lessor) any of the properties or assets of the Company or its Subsidiaries having an aggregate fair market value (book value, if greater) exceeding $100,000, except in the ordinary course of business.

                     (d) All Contractual Obligations pursuant to which the Company or its Subsidiaries guarantees any liability of any Person, or pursuant to which any Person guarantees any liability of the Company or its Subsidiaries in each case in an aggregate amount exceeding $100,000.

                     (e) All Contractual Obligations with any Affiliate of the Company or its Subsidiaries in an aggregate amount exceeding $100,000.

                     (f) All Contractual Obligations constituting license agreements requiring payments exceeding $100,000 per year in the aggregate.

                     (g) All Contractual Obligations under which the Company or any of its Subsidiaries leases real property or is obligated to lease real property with gross rental payments exceeding $100,000 per year or is obligated to purchase real property for more than $100,000 in the aggregate.

                     (h) All Contractual Obligations of the Company or any of its Subsidiaries relating to the borrowing of money in excess of $100,000 in the aggregate or to the mortgaging or pledging of, or otherwise placing a lien on, any asset of the Company or any of its Subsidiaries (except liens imposed by operation of law in favor of landlords, suppliers, mechanics or others who provide services to the Company) to secure indebtedness or other obligations exceeding $100,000 in the aggregate.

                     (i) All Contractual Obligations pursuant to which the Company or any of its Subsidiaries is committed to acquire a business or the stock (or other equity interests) of any Person or to merge or consolidate with any Person.

             4.7.2.  Nature of Contracts.  All of the Contractual Obligations of
                     -------------------
the Company and its Subsidiaries at the Closings are enforceable against the Company and, to its knowledge, the other parties thereto in accordance with their terms, except for Contractual Obligations the failure of which to be so enforceable does not and will not result in a Material Adverse Effect; and no representation is made as to the enforceability of noncompetition covenants under state law. To the Company's knowledge, neither the Company nor any of its Subsidiaries is now in default under, nor are there any liabilities arising from any breach or default by any Person prior to the date hereof, any provision of any such Contractual Obligation, except as would not be reasonably likely to result in a Material Adverse Effect.

             4.7.3.  Charter or By-Laws.  Neither the Company nor any of its
                     ------------------
Subsidiaries is in violation of, or in default under, any provision of its Charter or By-Laws and the Investors have been furnished with copies of such Charter and By-Laws.

             4.7.4.  Insurance.  Each of the Company and its Subsidiaries has
                     ---------
insurance policies in full force and effect, written by reputable insurers licensed to write insurance in the states in which the Company and its Subsidiaries conduct their business, which insurance contracts provide for coverages which are usual and customary in their respective businesses as to amount and scope.

             4.7.5.  Transactions with Affiliates.  To the Company's knowledge,
                     ----------------------------
other than as set forth in Exhibit 4.7, no Affiliate of the Company or its Subsidiaries is a competitor, customer or supplier of, or is party to any Contractual Obligation with, the Company or any of its Subsidiaries.

       4.8.  Operations in Conformity With Law, etc.  The operations of the
             --------------------------------------
Company and its Subsidiaries as now conducted are not in violation of, nor are the Company or its Subsidiaries in default under, any Legal Requirements presently in effect, except for such violations and defaults as do not and will not, in the aggregate, have a Material Adverse Effect. The Company has received no notice of any such violation or default and has no knowledge of any basis on which the operations of the Company or its Subsidiaries, when conducted as currently proposed to be conducted after the Closing Date, would be held so as to violate or to give rise to any such violation or default. The Company and its Subsidiaries have all franchises, licenses, permits or other authority presently necessary for the conduct of their business as now conducted, except for such franchises, licenses, permits or other authority the absence of which would not be reasonably likely to result in a Material Adverse Effect. Based on the facts presently known to the Company, all future expenditures on the part of the Company or its Subsidiaries required to meet the provisions of any presently existing Legal Requirement (including Legal Requirements relating to employment practices or to occupational or health standards or to environmental considerations) will not, in the aggregate, have a Material Adverse Effect.

       4.9.  Environmental Matters.  Each of the Company and its Subsidiaries is
             ---------------------
in compliance in all material respects with all applicable published rules and regulations of the United States Environmental Protection Agency and similar agencies in states in which the Company or its Subsidiaries conducts its business, except for such non-compliance which would not be reasonably likely to result in a Material Adverse Effect. No suit, claim, action or proceeding is now pending before any court, governmental agency or board or other forum or threatened by any Person for, and the Company and its Subsidiaries have received no written correspondence from any federal, state or local governmental authority with respect to, (a) noncompliance by the Company or its Subsidiaries with any environmental law, rule or regulation, (b) personal injury, wrongful death or other tortious conduct relating to materials, commodities or products used, sold, transferred or manufactured by the Company or its Subsidiaries (including products containing or incorporating asbestos, lead or other hazardous materials) or (c) the release into the environment by the Company or its Subsidiaries of any pollutant, toxic or hazardous material or waste (including any "hazardous substance" or "pollutant" or "contaminant" as defined in section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act, as amended) (collectively, "Hazardous Material")
                                                            ------------------
generated by the Company or its Subsidiaries whether or not occurring at or on a site owned, leased or operated by the Company or its Subsidiaries. To the Company's knowledge, but without having conducted special boring or drilling, no material amount of Hazardous Material is present in any real property currently or formerly owned or leased by it or its Subsidiaries.

       4.10. ERISA Matters.  Exhibit 4.10 sets forth a complete list of all
             -------------
Employee Benefit Plans and all Welfare Plans applicable to the Company's and its Subsidiaries' employees. To the knowledge of the Company, each Employee Benefit Plan and Welfare Plan has been administered in substantial compliance with its terms and all applicable laws, including, the Code and ERISA, to the extent that failure to do so would have a Material Adverse Effect. The Company and its Subsidiaries have no obligation under any Welfare Plan to provide for the continuation of benefits (other than disability payments and medical benefits incurred for illness arising in the course of employment) for more than one year after retirement or other termination of employment except as may be required pursuant to Code section 4980B regarding continuation coverage of health insurance or other similar laws regarding such continuation coverage. No "reportable events" within the meaning of section 4043 of ERISA have occurred with respect to any Employee Benefit Plan. No Pension Plan is a "multiemployer plan" as defined in section 3(37) of ERISA. The present value of benefits liabilities as described in Title IV of ERISA of Employee Benefit Plans does not exceed the current value of such Employee Benefit Plans assets allocable to such benefits liabilities by more than $100,000 determined using actuarial methods and assumptions consistently applied in the ongoing administration of each such Employee Benefit Plan.

       4.11. Labor Relations.  None of the employees of the Company or any of
             ---------------
its Subsidiaries is presently represented by a labor union, and no petition has been filed or proceedings instituted by any employee or group of employees with any labor relations board seeing recognition of a bargaining representative. No controversies or disputes are pending between the Company or any of its Subsidiaries and any of its employees, except for such controversies and disputes as do not and will not, in the aggregate, have a Material Adverse Effect.

       4.12. Taxes.  Since March 1, 1993, each of the Company and its
             -----
Subsidiaries has filed all material tax and information which are required to be filed by it and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to such returns or to any assessment received by it. Neither the Company nor any of its Subsidiaries has knowledge of any material additional assessments or any basis therefor. The

Company reasonably believes that the charges, accruals and reserves on the Financial Statements in respect of taxes or other governmental charges are adequate.

       4.13. Litigation.  No litigation or proceeding before, or investigation
             ----------
by, any foreign, federal, state or municipal board or other governmental or administrative agency or any arbitrator, is pending or to the knowledge of the Company threatened (or to the knowledge of the Company does any basis exist therefor), against the Company or its Subsidiaries or, to the Company's knowledge, any officer of the Company or its Subsidiaries, which in the aggregate could result in any material liability or which may otherwise result in a Material Adverse Effect, or which seeks rescission of, seeks to enjoin the consummation of, or which questions the validity of, this Agreement or any other Investor Agreement or any of the transactions contemplated hereby or thereby. Neither the Company nor its Subsidiaries has been charged, nor to the Company's knowledge is it threatened to be charged, with infringement of any trademark, trade name, service mark, copyright, patent, patent right or other proprietary right of any Person.

       4.14. Violation of Other Instruments.  After giving effect to all
             ------------------------------
consents and waivers obtained by the Company on or prior to the date hereof, neither the execution and delivery of this Agreement or any other Investor Agreement by the Company or its Subsidiaries party thereto, nor the consummation of any of the transactions contemplated hereby or thereby, will (a) constitute a breach of or a default under any Contractual Obligation of the Company or its Subsidiaries or, to the Company's knowledge, any executive officer of the Company or any of its Subsidiaries, (b) result in acceleration in the time for performance of any obligation of the Company or its Subsidiaries under any such Contractual Obligation, (c) result in the creation of any Lien upon any asset of the Company or its Subsidiaries, (d) require any consent, waiver or amendment to any such Contractual Obligation that has not been obtained, (e) give rise to any severance payment, right of termination, securities repurchase right or other right under any such Contractual Obligation, or (f) violate or give rise to a default under any Legal Requirement, except for events or conditions described in clauses (a) through (f) above which will not in the aggregate be reasonably likely to result in a Material Adverse Effect.

       4.15. Filings, Broker's Fees, etc.  Except as provided in Exhibit 4.15,
             ---------------------------
no approval, consent, authorization or other order of, and no declaration, filing, registration, qualification or recording with, any governmental authority or any other Person is required to be made by or on behalf of the Company or its Subsidiaries in connection with the execution, delivery or performance of this Agreement or any other Investor Agreement, or any of the transactions contemplated hereby or thereby, other than filing the Certificate of Designation with the Delaware Secretary of State. Except as provided in
Exhibit 4.15, neither the Company nor any of its Subsidiaries is obligated to pay any broker's fee, finder's fee, investment banker's fee or other similar transaction fee in connection with any Investor Agreement or the transactions contemplated hereby or thereby.

       4.16.  SBA Matters.  The Company is a "small business concern" within the
              -----------
meaning of the federal Small Business Investment Act of 1958, as amended, and the regulations thereunder (the "Small Business Investment Act"), and Part 121
                                 -----------------------------
of Title 13 of the United States Code of Federal Regulations ("CFR") by virtue
                                                               ---
of having net worth of less than $18,000,000 as of the end of its last fiscal year and average net income (after federal taxes) for its last two fiscal years of less than $6,000,000. The information set forth on SBA Forms 480, 652 and 1031 previously furnished by the Company to the Investors that are SBICs is complete and correct in all material respects.

       4.17. Governmental Regulation.  Neither the Company nor its Subsidiaries
             -----------------------
is subject to regulation under the Investment Company Act of 1940, or subject to any statute or regulation which regulates the incurring of indebtedness by the Company for borrowed money.

       4.18. Margin Stock.  Neither the Company nor its Subsidiaries owns any
             ------------
Margin Stock.

       4.19. Real Property Holding Corporation.  Neither the Company nor its
             ---------------------------------
Subsidiaries is a "United States real property holding corporation", as defined in section 897(c)(2) of the Code and Treasury Regulation section 1.897-2(b).

       4.20. Disclosure.  To the actual knowledge of the Company, neither this
             ----------
Agreement, nor any agreement, certificate, statement or document furnished in writing by or on behalf of the Company to the Investors in connection herewith or therewith, contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in any material respect (except that no representation or warranty is made as to the Projections).

  5. GENERAL COVENANTS. The Company covenants that, until the earlier to occur of (a) the closing of a Liquidity Event or (b) such time as less than 25% (adjusted appropriately for subsequent stock splits, stock dividends and similar events) of the shares of Preferred Stock outstanding on the Initial Closing Date remain outstanding, it will comply, and will cause each of its Subsidiaries to comply, with the following provisions:

       5.1.  Covenants Relating to the Company's Board of Directors.
             ------------------------------------------------------

             5.1.1.  Board of Directors.  Except to the extent provided to the
                     ------------------
contrary in the Certificate of Designation, the Board of Directors of the Company shall consist of nine members, including one representative of the Investors who shall be elected by the holders of a majority of the Preferred Stock (the "Preferred Director"). The Board of Directors of the Company (a)
            --------- --------
shall meet at least once each fiscal quarter and each Principal Holder shall be notified at least 10 days in advance of such meetings of the Board of Directors and each Principal Holder shall have the right to have a representative attend all such meetings in a nonvoting observer capacity, and (b) shall establish and maintain an Audit Committee and a

Compensation Committee, each of which committees shall include as a member the Preferred Director. The Company shall have the right to approve all replacements of the initial Preferred Director who are not general partners of WPC, such approval not to be unreasonably withheld.

             5.1.2. Directors Expenses. The Company will pay all direct out-of-
                    ------------------
pocket expenses reasonably incurred by the Preferred Director in attending each meeting of the Board of Directors, or any committee thereof. All other Director fees and incentives shall be subject to the approval of: (a) a majority of the Board of Directors, which majority shall include the Preferred Director; and (b) the Required Holders.

             5.1.3.  Indemnity.  The Company and each of its Subsidiaries will
                     ---------
adopt and maintain in their respective Charter or Bylaws provisions indemnifying the directors of each such Person to the fullest extent permitted by applicable law.

       5.2.  Information and Reports to be Furnished.  The Company and its
             ---------------------------------------
Subsidiaries will maintain a system of accounting in which entries that are correct and complete in all material respects will be made of all material dealings and material transactions in relation to their business and affairs in accordance with GAAP. The Company's internal financial control systems will at all times be reasonably satisfactory to the Required Holders. Until a Liquidity Event occurs, the Company will furnish the following information to each Principal Holder:

             5.2.1.  Annual Statements.  As soon as available, and in any event
                     -----------------
within 90 days after the end of each fiscal year of the Company, the audited consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the audited consolidated statements of income, stockholders' equity and cash flows for such year of the Company and its Subsidiaries, together with the consolidated figures for the preceding fiscal year, if any (all in reasonable detail) such statements being accompanied by the unqualified reports thereon of independent certified public accountants, reasonably satisfactory to the Required Holders, to the effect that such consolidated financial statements have been prepared in accordance with GAAP and present fairly in all material respects the financial position of the Company and its Subsidiaries as of the dates specified and the results of their operations and cash flows with respect to the periods specified.

             5.2.2.  Quarterly Reports.  As soon as available, and in any event
                     -----------------
within 45 days after the end of each of the first three fiscal quarters in each fiscal year of the Company, the unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarter and the consolidated statements of income, stockholders' equity and cash flows for such quarter and the portion of the fiscal year then ended of the Company and its Subsidiaries, together with comparative consolidated figures for the corresponding periods of the preceding fiscal year (all in reasonable detail).

             5.2.3. Monthly Reports.  As soon as practicable, and in any event
                    ---------------
within 30 days after the end of each calendar month, the financial statements of the Company and its Subsidiaries as of the end of such month in the form customarily prepared by management for internal use.

             5.2.4. Annual Budgets. Not later than the end of each fiscal year
                    --------------
of the Company a proposed month by month operating and capital budget for the following fiscal year of the Company, including projected cash flows.

             5.2.5. Officers' Certificates. Together with delivery of financial
                    ----------------------
statements of the Company and its Subsidiaries pursuant to Sections 5.2.1 and
5.2.2 above as of the end of each fiscal quarter of the Company, a certificate of the Chief Executive Officer or the Chief Financial Officer of the Company, that such statements have been prepared in accordance with GAAP and present fairly in all material respects the Consolidated financial position of the Company and its Subsidiaries as of the dates specified and the results of their operations and cash flows with respect to the periods specified (subject in the case of interim financial statements only to normal year-end audit adjustments and the addition of footnotes).

             5.2.6. Notice of Litigation, Defaults, etc.  The Company will
                    -----------------------------------
promptly, and in any event within 30 days after the Company has knowledge of such event, give written notice to each Principal Holder of (a) any litigation or any administrative proceeding to which it or any of its Subsidiaries may hereafter become a party which after giving effect to applicable insurance would reasonably be expected to result in a charge against income in excess of $100,000, (b) any resignation of or other change in executive management of the Company or any serious illness of any member of such executive management, and
(c) any offers to purchase a majority (or greater) interest in the Company (whether by means of purchase of securities or assets or otherwise). The Company will promptly, and in any event within seven days after any officer of the Company or any of its Subsidiaries obtains knowledge of any Remedy Event or material default by the Company under this Agreement, any other Investor Agreement or any other Contractual Obligation, furnish notice to each Principal Holder specifying the nature of the Remedy Event or material default and stating the action the Company has taken or proposes to take with respect thereto. Promptly after the receipt thereof, the Company will furnish to each Principal Holder copies of any reports as to inadequacies in accounting controls submitted by independent accountants.

             5.2.7. Notices under Material Agreements. The Company will furnish
                    ---------------------------------
to the Principal Holders copies of all amendments, modifications, notices of defaults, waivers and consents given to it or to any of its Subsidiaries pursuant to any Material Agreement within 30 days after its receipt.

             5.2.8. Information Provided to Stockholders.  Within 10 days after
                    ------------------------------------
its release to stockholders, the Company will furnish the holders of Investor Securities with copies of all information, proxy statements, notices, reports and other stockholder material mailed to stockholders.

             5.2.9. Information Furnished under Other Agreements. To the extent
                    --------------------------------------------
not otherwise provided pursuant to this Section 5.2, all other information and reports which are furnished by the Company to the lenders in accordance with the Senior Loan Agreement or to the holders of the Company's Class A Stock pursuant to the Class A Stock and Warrants Purchase Agreement. In addition, upon request of any Principal Holder, the Company shall use reasonable efforts to enable such Principal Holder to meet with the lending officers for the Company at its principal senior lender.

             5.2.10.  Other Information.   From time to time upon the reasonable
                      -----------------
request of any authorized officer of any Principal Holder, the Company will furnish to any such authorized officer such information regarding the business, assets or financial condition of the Company and its Subsidiaries as such officer may reasonably request. Each such officer shall have the right during normal business hours at reasonable intervals and upon reasonable notice to examine the books and records of the Company and its Subsidiaries, to make copies and notes therefrom, and to make an independent examination of the books and records of the Company and its Subsidiaries at the expense of such Principal Holder and in a manner that does not interfere with the business operations of the Company and its Subsidiaries.

             5.2.11. Interview Rights. For the purpose of conducting independent
                     ----------------
investigations pursuant to Section 5.2.10, the Company shall make available to an authorized officer of any Principal Holder upon reasonable notice and at reasonable times (a) the Chief Financial Officer or the Chief Executive Officer of the Company; and (b) any other officers, accountants and internal control personnel of the Company. The Company shall use reasonable efforts to make available for such purpose any directors of the Company who are not officers.

             5.2.12. Annual Information Meeting. The Company shall meet each
                     --------------------------
year with the Principal Holders within 45 days after the release of the annual operating budget and the audits of the Company for the purpose of discussing the results of such budgets and audits.

       5.3.  Conduct of Business.
             -------------------

             5.3.1.  Type of Business.  The Company and its Subsidiaries will
                     ----------------
engage only in the business of (a) managing the operations of physician or dental group practices or other providers of physician or dental services; (b) managing the operations of lines of diagnostic and treatment businesses ancillary or related to physician or dental group practices or other providers of physician or dental services; and of (c) negotiating and administrating managed care contracts between insurance companies and other medical payors and physician or dental group practices or other providers of physician or dental services.

             5.3.2. Maintenance of Properties, etc. Each of the Company and its
                    ------------------------------
Subsidiaries (a) will keep its properties and assets in such repair, working order and condition, and will from time to time make such repairs, renewals, replacements, additions and improvements thereto, as its management deems reasonably necessary and appropriate; and (b) will comply at all times in all material respects with the provisions of all Contractual Obligations (including its Charter, Bylaws and Material Agreements) applicable to it so as to prevent any loss or forfeiture thereof or thereunder unless compliance therewith is being at the time contested in good faith by appropriate proceedings, or unless the failure so to comply will not result, and is not reasonably likely to result, in a Material Adverse Effect or any adverse effect on the rights of the Investors, and (c) will do all things necessary to preserve, renew and keep in full force and effect and in good standing the corporate existence and authority of the Company and its Subsidiaries necessary to continue their respective businesses unless the failure so to comply will not result, and is not reasonably likely to result, in a Material Adverse Effect.

             5.3.3. Compliance with Laws and Material Agreements.  Each of the
                    --------------------------------------------
Company and its Subsidiaries will comply in all material respects with all Legal Requirements, as in effect from time to time, applicable to it, except where compliance therewith shall at the time be contested in good faith by appropriate proceedings. Each of the Company and its Subsidiaries will comply in all material respects with all of the covenants and other terms of each of the Material Agreements.

             5.3.4. Insurance. Each of the Company and its Subsidiaries will
                    ---------
keep its assets which are of an insurable character insured against loss or damage by fire, explosion or other hazards which may be insured against by extended coverage in an amount sufficient to prevent it from becoming a co-insurer and in any event not less than 80% of the insurable value of the property insured, and will maintain insurance against liability to persons and property and other hazards and risks to the extent and in the manner customary for companies in similar businesses similarly situated. All such insurance shall be provided by reputable insurers licensed to write insurance in the jurisdiction where the insured entity is located; provided, however, that the
                                                  --------  -------
Company and its Subsidiaries may effect workers' compensation insurance or similar coverage with respect to operations in any particular state or other jurisdiction through an insurance fund operated by such state or jurisdiction. The Company will maintain in effect the key executive life insurance policies referred to in Section 3.7.

             5.3.5. Foreign Qualification.  Each of the Company and its
                    ---------------------
Subsidiaries will be qualified as a foreign corporation in each jurisdiction in which it is required to qualify, except for such jurisdictions in which the failure to be so qualified could not have a Material Adverse Effect.

       5.4.  Charter Amendment, etc.  The Charter and By-laws of the Company and
             ----------------------
its Subsidiaries shall not be amended without the express written consent of the holders of 90% of the Investor Securities, if such amendment has, or would be reasonably likely to have, an adverse effect on any Investor Securities.

       5.5.  Merger, Consolidation and Sale of Assets.  Neither the Company nor
             ----------------------------------------
any of its Subsidiaries will become a party to or authorize any merger or consolidation, or sell, lease, sublease or otherwise transfer or dispose of a material portion of its assets, or enter into an agreement therefor, or enter into or authorize any liquidation, dissolution or recapitalization, except for:

             5.5.1.  A Liquidity Event.

             5.5.2. Any of the following: (a) the merger of a wholly owned Subsidiary of the Company into the Company or another wholly owned Subsidiary of the Company; or (b) the merger of a professional practice group into the Company or into a wholly owned Subsidiary of the Company (or the merger of a wholly owned Subsidiary of the Company into a professional practice group) which does not require the approval of the Required Holders pursuant to Section 5.9.2.

             5.5.3.  Sales of inventory in the normal course of business.

             5.5.4. Other transactions receiving the prior written approval of the Required Holders.

       For purposes of this Section a "material portion of its assets" shall mean assets having an aggregate fair market value of at least 25% of total assets of the Company and its Subsidiaries after giving effect to the acquisitions contemplated by Exhibit 2.6 on a pro forma basis which are sold, leased, subleased, transferred or disposed of after the date hereof.

       5.6.  Indebtedness.  Neither the Company nor any of its Subsidiaries
             ------------
shall incur or permit Indebtedness to exist or remain outstanding, except for:

             5.6.1. Accounts payable for goods, services and taxes incurred in the ordinary course of business.

             5.6.2. Purchase money indebtedness secured by purchase money Liens (including mortgages, conditional sales, Capitalized Leases and any other title retention or deferred purchase devices or similar Contractual Obligations) permitted by Section 5.8.2 in aggregate principal amount (including Indebtedness in respect of Capitalized Lease obligations) not in excess of $500,000.

             5.6.3. Indebtedness specifically contemplated by the Investor Agreements or Material Agreements as in effect on the date hereof and indebtedness under the Senior Loan Agreement.

             5.6.4. Other Indebtedness not to exceed in the aggregate 200% of Stockholders' Equity, in each case computed as of the date of incurrence of such Indebtedness.

       5.7.  Guarantees.  Neither the Company nor any of its Subsidiaries will
             ----------
make, have outstanding or otherwise become or remain liable with respect to any Guarantee except for:

             5.7.1. Endorsements for collection or deposit in the ordinary course of business.

             5.7.2. Guarantees by the Company of any Indebtedness of its Subsidiaries, practice groups relating to its Subsidiaries or joint ventures permitted by this Agreement.

             5.7.3. Guarantees specifically contemplated by any of the Material Agreements.

       5.8.  Liens.  Neither the Company nor any of its Subsidiaries will create
             -----
or incur or suffer to be created or incurred or to exist any Lien, except for:

             5.8.1. Liens created by the Material Agreements or to secure Indebtedness refinancing any secured Indebtedness incurred under any Material Agreement, including in any event Liens securing amounts owing by the Company and its Subsidiaries under the Senior Loan Agreement.

             5.8.2. Purchase money Liens (including mortgages, conditional sales, Capitalized Leases and any other title retention or deferred purchase devices or similar Contractual Obligations) on assets of the Company or any of its Subsidiaries existing or created at the time of acquisition thereof, and Liens securing the renewal, extension and refunding of Indebtedness secured by assets subject to such a Lien in an amount not exceeding the amount thereof remaining unpaid; provided, however, that the aggregate principal amount of
                  --------  -------
Indebtedness (including Indebtedness in respect of Capitalized Lease obligations) secured by Liens permitted by this Section 5.8.2 shall not exceed the amount permitted by Section 5.6.2, Indebtedness secured by each such Lien on each asset shall not exceed the cost of the asset subject thereto and such Lien shall attach solely to the particular asset so acquired and any additions or accessions thereto.

             5.8.3. Liens to secure taxes, assessments and other governmental charges or claims for labor, material or supplies incurred in the ordinary course of business.

             5.8.4. Deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security or in connection with bids or contexts to the extent incurred in the ordinary course of business.

             5.8.5. Encumbrances in the nature of zoning restrictions, easements, rights or restrictions of record on the use of real property and landlord's and lessor's liens under leases on the premises rented, which do not materially detract from the value of such property or impair the use thereof in the business of the Company or any of its Subsidiaries.

             5.8.6. Set-off rights and banker's liens for the benefit of depository institutions.

             5.8.7. The purchase of accounts receivable by the Company or any of its Subsidiaries from its Subsidiaries or practice groups relating to its Subsidiaries.

             5.8.8.  Other Liens securing amounts not in excess of $100,000.

       5.9.  Investments and Acquisitions.  Neither the Company nor any of its
             ----------------------------
Subsidiaries will have outstanding or acquire or commit itself to acquire or hold any Investment (including the acquisition of any other business) except for:

             5.9.1. Investments of the Company and its Subsidiaries in: (a) negotiable certificates of deposit, time deposits, money market accounts and bankers' acceptances issued by any United States bank or trust company, having a combined capital, surplus and undivided profits of not less than $100,000,000;
(b) short-term corporate obligations rated Prime-1 by Moody's Investors Service Inc. or A-1 by Standard & Poor's Ratings Group; (c) any direct obligation of the United States of America or any agency or instrumentality thereof (i) which has a remaining maturity at the time of purchase of not more than one year or (ii) which is subject to a repurchase agreement with a bank described in clause (a) above exercisable within one year from the time of purchase; and (d) any registered investment company substantially all of the assets of which consists of Investments described in clauses (a), (b) and (c) above.

             5.9.2. Investments of the Company to acquire Subsidiaries or make other acquisitions or to invest in joint ventures for an aggregate consideration not exceeding 50% of total assets of the Company and its Subsidiaries after giving pro forma effect to the acquisitions contemplated by Exhibit 2.6 unless either (a) any such acquisition of a professional practice group does not involve an acquisition price exceeding 600% of the net anticipated annual contribution to the Company from such practice group, or (b) such acquisition has been approved in writing by the Required Holders.

             5.9.3. Loans and advances to employees not in excess $50,000 in the aggregate at any one time outstanding.

             5.9.4.  Investments in any of the Company's Subsidiaries listed in
Exhibit 4.2.2 or acquired in accordance with the other provisions of this
Section 5.9.

             5.9.5. The purchase of accounts receivable and the extension of credit by the Company and its Subsidiaries under customary terms in physician practice management agreements relating to its Subsidiaries.

       5.10. Distributions.  Neither the Company nor any of its Subsidiaries
             -------------
shall make any Distribution except:

             5.10.1. Any Subsidiary may make Distributions to the Company or to any wholly owned Subsidiary which is its immediate parent.

             5.10.2. The Company may repurchase shares of Common Stock in accordance with the Stockholders Agreement.

             5.10.3. The Company may pay dividends on, and make required redemptions of, the Preferred Stock in accordance with its terms.

             5.10.4. The Company may repurchase shares of Common Stock from its employees at cost or fair market value upon termination of employment.

             5.10.5. The Company may make mandatory redemptions of Series A Stock under its Charter, as now in effect, and of warrants held by NationsCredit Commercial Corporation in accordance with the Material Agreements as now in effect.

       5.11. Capital Expenditures.  The Company and its Subsidiaries will not
             --------------------
make Capital Expenditures in any fiscal quarter which exceed 125% of the Capital Expenditures provided in the Projections for such quarter.

       5.12. Replacement of Chairman.  Upon the death, resignation, retirement
             -----------------------
or removal of Sarah Garvin as Chairman of the Company, the Preferred Director shall have the right to participate in searching for, and to approve, her replacement.

       5.13. Compensation, etc.  The aggregate annual Compensation paid by the
             -----------------
Company and its Subsidiaries to the five most highly compensated directors, officers or employees of the Company and its Subsidiaries or their Affiliates shall not exceed the amounts set forth in Exhibit 5.13, adjusted annually to provide for cost of living increases corresponding to the Consumer Price Index, unless such compensation is increased with the approval of the Compensation Committee of the Board of Directors, including the approval of the Preferred Director who is a member thereof. At no time shall the annual Compensation paid to any officer or other employee of the Company or any of its Subsidiaries or to any of their Affiliates exceed arm's-length Compensation, except with the approval of the Compensation Committee, including the approval of the Preferred Director who is a member thereof. Any severance arrangements with respect to any employee shall in no event exceed one year salary except to the extent expressly approved by the Compensation Committee, including the approval of the Preferred Director who is a member thereof, or as set forth in Exhibit 5.13 or the Material Agreements. The Company and its Subsidiaries shall not enter into written employment or management contracts except as set forth on Exhibit 5.13. The Company shall purchase disability insurance sufficient to cover its obligations to pay disability compensation under the employment agreements included in the Material Agreements.

       5.14. Stock Issuance, etc.  Except with the prior written consent of the
             -------------------
Required Holders, neither the Company nor any Subsidiary will (a) issue, sell, give away, transfer, pledge, mortgage, assign or otherwise dispose of, (b) grant any rights (either preemptive or other) or options to subscribe for or purchase, or (c) enter into any agreements or issue any warrant providing for the issuance of any of the capital stock of the Company or any stock or securities convertible into or exchangeable for any of the capital stock of the Company, other than as specifically contemplated by the Investor Agreements or the Material Agreements, including but not limited to (i) issuance of shares of Common Stock upon conversion of shares of Non-Voting Common Stock, Prime Common Stock or Class A Stock; (ii) issuance of shares of Non-Voting Common Stock upon conversion of shares of Common Stock; (iii) issuance of shares of Common Stock upon exercise or conversion of warrants issued prior to the date hereof to the lenders under the Senior Loan Agreement and the investors party to the Class A Stock and Warrant Purchase Agreement and (iv) shares of Common Stock issued in connection with acquisitions permitted by Section 5.9.2. The Company shall issue options for, or shares of, Common Stock only upon direction of the Compensation Committee of the Company's Board of Directors, including the approval of the Preferred Director who is a member thereof. Except as specifically contemplated by the Material Agreements, the Company shall not, and shall not subject itself to any obligation to, repurchase or otherwise acquire or retire any shares of the capital stock of the Company or any securities convertible into or exchangeable for any of the capital stock of the Company.
On or before January 31 of each year, the Company shall provide the Principal Holders with an annual schedule of its authorized capital stock in the form of
Exhibit 4.3.1 as of December 31 of the preceding calendar year.

       5.15. Amendment of Material Agreements, etc.  Except with the prior
             -------------------------------------
written consent of the Required Holders, the Company shall not agree to any amendment or modification of, or grant any waiver or fail to enforce any of its rights pursuant to, any of the Material Agreements if such amendment, modification, waiver or failure has or could have, directly or indirectly, any Material Adverse Effect or any material adverse effect on any holder of any then outstanding Investor Securities or on the rights, remedies or interests of such holder hereunder or under any of the Material Agreements. Except to the extent prohibited by the Company's principal senior bank credit facility as from time to time in effect, neither the Company nor any of its Subsidiaries shall remain or become a party to or be bound by any agreement, deed, lease or other instrument which imposes any restriction or limitation on Distributions that are required to be made by the Company on or in respect of the Investor Securities or which restricts the ability of the Company's Subsidiaries to pay dividends or to make advances to the Company; provided, however, that the Company and its
                                 --------  -------
Subsidiaries may become and remain party to the Material Agreements as in effect on the date hereof, with such changes therein as the Required Holders may agree to in writing, and may perform their respective obligations thereunder to the extent not otherwise inconsistent with the Investor Agreements. Except to the extent required by applicable law, neither the Company nor any of its Subsidiaries shall transfer any of its surplus to capital if as a result thereof the Company's ability to perform any of the terms of the Investor Agreements would be impaired.

       5.16. Transactions with Affiliates.  Except for transactions expressly
             ----------------------------
contemplated by the Investor Agreements, neither the Company nor any of its Subsidiaries shall effect or remain obligated with respect to any transaction with any Affiliate other than with the Company or any Subsidiary of the Company except on terms no less favorable to the Company or any of its Subsidiaries than it could obtain in an arm's-length transaction with an unrelated party.

       5.17. Compliance with ERISA, etc.  The Company and its Subsidiaries
             --------------------------
will meet all minimum funding requirements applicable to the Pension Plans imposed by ERISA or the Code (without giving effect to any waivers of such requirements or extensions of the related amortization periods which may be granted) and will at all times comply in all material respects with all other provisions of ERISA and the Code which are applicable to the Pension Plans and the Employee Benefit Plans.

       5.18. SBA Requirements.
             ----------------

             5.18.1.  Information.  The Company will promptly furnish to the
                      -----------
Investors that are SBICs upon reasonable request all forms that may be required to be filed with the SBA from time to time in connection with the transactions contemplated by this Agreement and such Investors' ownership of Investor Securities and shall provide such Investors and the SBA with such other information and forms (including all information necessary for the Investors to prepare SBA Form 468 and an accompanying assessment of economic impact under 13 CFR (S) 107.304(c)) as such Investors, in their reasonable discretion, or the SBA may from time to time request with respect to the transactions contemplated by this Agreement and such Investors' ownership of Investor Securities. The Company shall at all times permit any Investor that is an SBIC and, if necessary, a representative of the SBA, reasonable access to the Company's records during normal business hours upon prior notice and the Company shall provide such information as such Investor or the SBA may reasonably request in order to verify compliance with this Agreement, including an officer's certificate indicating such compliance.

             5.18.2. Compliance; Rescission Right. The Company will not engage
                     ----------------------------
in any discriminatory activities prohibited by 13 CFR parts 112, 113 and 117. The Company will not use directly or indirectly the proceeds of the issuance and sale of the Investor Securities for any purpose for which an SBIC is prohibited from providing funds under 13 CFR (S) 107.901. The Company shall not change its business activity in any manner which, by reason of such change in business activity, would render the Company ineligible as a "small business concern" under the Small Business Investment Act. The Company agrees that (a) any diversion of the proceeds from their intended use as specified in Section 2.6 or (b) the Company's becoming ineligible as a "small business concern" by reason of a change in the Company's business activity within one year from the Second Closing Date, shall entitle any Investor that constitutes an SBIC, upon demand, and in addition to any other remedies that may exist, to immediate rescission of this Agreement and repayment in full of the funds invested by it hereunder as contemplated by 13 CFR (S) 107.305 and 13 CFR
(S) 107.706.

       5.19.   Annual Meeting.  Within 90 days after the Company's annual
               --------------
financial statements are required to be furnished in accordance with Section
5.2.1 and on not less than 10 days prior written notice, the Company will hold an annual meeting for the benefit of its stockholders, including the holders of Investor Securities. At such annual meeting the principal executive, financial and operations officers of the Company and its Subsidiaries will present a review of, and will discuss with those in attendance, in reasonable detail, the general affairs, management, financial condition, results of operations and business prospects of the Company and its Subsidiaries.

       5.20.   Listing of Shares.  If the shares of Common Stock issuable upon
               -----------------
conversion of the Preferred Stock or upon exercise or conversion of the Warrants require listing on any national securities exchange or quotation system, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be listed or duly approved for listing on such national securities exchange or quotation system, subject to official notice of issuance of such shares.

       5.21.   Real Property Holding Corporation.  Neither the Company nor any
               ---------------------------------
of its Subsidiaries shall become a "United States real property holding corporation" as defined in section 897(c)(2) of the Code and Treasury Regulation section 1.897-2(b).

       5.22.   Regulatory Compliance Cooperation.
               ---------------------------------

               5.22.1.  Exchange for Nonvoting Securities. In the event that any
                        ---------------------------------
Regulated Investor determines that it has a Regulatory Problem, the Company shall use reasonable efforts to take such actions as are reasonably requested by such Regulated Investor in order (a) to effectuate and facilitate any transfer by such Regulated Investor of any Investor Securities then held by such Regulated Investor to any Person designated by such Regulated Investor, and (b) to permit such Regulated Investor (or any Affiliate of such Regulated Investor) to exchange all or any portion of the voting Investor Securities then held by such Person on a share-for-share basis for shares of a class of nonvoting securities of the Company, which nonvoting securities shall be identical in all respects to such voting Investor Securities, except that such new securities shall be nonvoting and shall be convertible into voting securities on such terms as are reasonably requested by each Regulated Investor in light of regulatory considerations then prevailing. Such actions may include, but shall not necessarily be limited to:

                        (i) entering into such additional agreements as are requested by each Regulated Investor to permit any Person designated by such Regulated Investor to exercise any voting power which is relinquished by such Regulated Investor upon any exchange of voting Investor Securities for nonvoting securities of the Company; and

                        (ii) entering into such additional agreements, adopting such amendments to the Charter and bylaws of the Company and taking such additional actions as are reasonably requested by each Regulated Investor in order to effectuate the intent of the foregoing.

               5.22.2.  Future Securities Issuances.  In the event a Regulated
                        ---------------------------
Investor has the right to acquire any securities of the Company (as the result of a preemptive offer, pro rata offer or otherwise), at such Regulated Investor's request the Company will offer to sell to such Regulated Investor non-voting securities on the same terms as would have existed had such Regulated Investor acquired the securities so offered and immediately requested their exchange for non-voting securities pursuant to Section 5.22.1. The Company shall grant to any subsequent holder of Investor Securities originally acquired by any Investor, upon such Person's request, the same rights granted to the Regulated Investors pursuant to this Section 5.22. In the event that any Subsidiary of the Company ever offers to sell any of its securities, then the Company will cause such Subsidiary to enter into agreements with the Regulated Investors substantially similar to this Section 5.22.

       5.23.   Environmental Laws.
               ------------------

               5.23.1.  Compliance with Law and Permits. Each of the Company and
                        -------------------------------
its Subsidiaries shall use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws.

               5.23.2.  Notice of Claims, etc.  Each of the Company and its
                        ---------------------
Subsidiaries shall immediately notify the Principal Holders, and provide copies upon receipt, of all material written claims, complaints, notices or inquiries from governmental authorities relating to the condition of it facilities and properties or compliance with Environmental Laws, and shall use reasonable efforts to promptly cure and have dismissed with prejudice to the reasonable satisfaction of the Required Holders any actions and proceedings relating to compliance with Environmental Laws.

       5.24.   Compliance Program. The Company will implement procedures
               ------------------
designed to detect and deter potential violations of the Ethics in Patient Referrals Act, 42 U.S.C. (S) 1395nn et seq., the Medicare and Medicaid Anti-Kickback Statute, 42 U.S.C. (S) 1320a-7b and other applicable health care and federal laws (collectively, the "Applicable Health Care Laws"), including:
                                 ---------------------------

       (a) annual distribution of a comprehensive set of guidelines for physicians or dentists employed by the Company regarding proper compliance with the Applicable Health Care Laws;

       (b) establishment of a "Compliance Committee" of the board of directors comprised solely of physician and management representatives; and

       (c) engagement of qualified professional advisers to review operations and acquisitions by the Company or its Subsidiaries.


       5.25.   Acquisition Diligence.  At least 10 days prior to the acquisition
               ---------------------
of any physician or dental group practices or assets relating to physician or dental services, the Company shall deliver to the Investors:

               (a) A term sheet summarizing the principal terms of the acquisition.

               (b) A due diligence memorandum which summarizes the billing, referral and other operational practices of the physician or dental practices or assets to be acquired and which provides a thorough legal analysis of the application of the Applicable Health Care Laws to such practices; and

               (c) A memorandum which describes anticipated billing, referral and other operational practices of the physician or dental practices or assets to be acquired upon consummation of the acquisition and which provides a thorough legal analysis of the application of the Applicable Health Care Laws to such anticipated practices.


6.     INVESTOR SECURITIES;  RESTRICTIONS ON TRANSFER.

       6.1.    Representations and Warranties of the Investors.  Each of the
               -----------------------------------------------
Investors severally represents and warrants to the Company that:

                       (a) It is an "accredited investor" for purposes of Regulation D under the Securities Act and that it is acquiring the Investor Securities at the Closing for investment for its own account, and not with a view to selling or otherwise distributing the Investor Securities in violation of the Securities Act; provided, however, that nothing shall prevent the
                       --------  -------
       Investors from transferring the Investor Securities in compliance with this Section 6; and provided, further, that the disposition of the
                           --------  -------
       Investors' property shall at all times remain in the Investors' control.

               (b) It has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

               (c) It has had an opportunity to discuss the Company, business, management and financial affairs with the Company's management and has received (or had made available to it) any financial and business documents requested by it.

               (d) It understands that (i) the Investor Securities purchased by it have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to section 4(2) thereof or Rules 505 or 506 under the Securities Act, (ii) such Investor Securities must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) such Investor Securities will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect.

               (e) All offers to purchase the Investor Securities were made to it in The Commonwealth of Massachusetts.

               (f) It has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

               (g)  It has entered into the Equity Call Agreement.

       6.2.    Home Office Payment. All payments made in respect of the Investor
               -------------------
Securities held by the Investors shall be paid by Company check or wired to the address shown on Exhibit 1, accompanied by sufficient information to identify the source and application thereof or by such other method or at such other address as the Investors shall have from time to time given timely notice of to the Company.

       6.3.    Replacement of Lost Securities.  Upon receipt of evidence
               ------------------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Investor Security and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of a security held by any Investor or any institutional holder or by the Investor's or such institutional holder's nominee, of an unsecured indemnity agreement from such Investor or such other holder reasonably satisfactory to the Company) or, in the case of any such mutilation, upon the surrender of the security for cancellation to the Company at its principal office, the Company at its expense will execute and deliver in lieu thereof a new security of like tenor. Any security in lieu of which any such new security has been so executed and delivered by the Company shall not be deemed to be outstanding for any purpose.

       6.4.    Transfer, Exchange and Conversion of Investor Securities.  The
               --------------------------------------------------------
Company shall keep at its principal office a register in which shall be entered the names and addresses of the holders of the capital stock and other Investor Securities of the Company and particulars of the respective shares of Common Stock, Preferred Stock (including the classes thereof), Warrants and other Investor Securities held by them and of all transfers, exchanges, conversions and redemptions of such securities. Upon surrender at such office or such other place as shall be duly specified by the Company of any certificate representing shares of capital stock or instrument evidencing any other Investor Securities for exchange, conversion or (subject to compliance with the applicable provisions of this Agreement, including the conditions set forth in Section 6.5) transfer, the Company shall as appropriate issue, at its expense, one or more new certificates or instruments in such denomination or denominations as may be requested, and registered as such holder may request. Any certificate representing shares of capital stock or instrument evidencing any other Investor Securities surrendered for transfer shall be duly endorsed, or accompanied by a written instrument of transfer duly executed by the holder of such certificate or instruments or an attorney duly authorized in writing. The Company will pay shipping and insurance charges, from and to each holder's principal office, upon any transfer, exchange or conversion provided for in this Section 6.4.

       6.5.    Restrictions on Transfer.  Investor Securities shall be
               ------------------------
transferable only upon satisfaction of the applicable conditions specified in this Section 6.5 or unless sold in an offering registered under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act.

               6.5.1.  Restrictive Legend. Except as otherwise permitted by
                       ------------------
Section 6.5.3, each certificate or instrument representing Investor Securities shall bear a legend in substantially the following form:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and may not be sold, or otherwise transferred, in the absence of such registration or an exemption therefrom under such Act and under any such applicable state laws. In addition, the shares represented by this certificate are subject to restrictions on transfer contained in a Securities

               Purchase Agreement dated as of June 16, 1997, a copy of which is available at the issuer's office and will be furnished free of charge to the holder hereof."

               6.5.2.  Notice of Proposed Transfer; Opinions of Counsel. Prior
                       ------------------------------------------------
to any transfer of any Investor Securities other than pursuant to an effective registration statement under the Securities Act, the holder thereof will give written notice to the Company of such holder's intention to effect such transfer, describing in reasonable detail the manner of the proposed transfer. If any such holder delivers to the Company (a) an opinion of counsel in form and substance reasonably acceptable to the Company addressed to the Company to the effect that the proposed transfer may be effected without registration of such Investor Securities under the Securities Act or applicable state securities laws (or a certificate of an officer of such holder that the transfer is being made to a wholly owned Subsidiary of the holder's corporate parent) and (b) the written agreement of the proposed transferee to be bound by all of the terms and conditions of this Agreement (including this Section 6.5) applicable to the Investors, such holder shall thereupon be entitled, within 10 days thereafter, to transfer such Investor Securities in accordance with the terms of this Agreement and the notice delivered by such holder to the Company. Each certificate or instrument issued upon or in connection with such transfer shall bear the restrictive legend set forth in Section 6.5.1, in each case unless the restrictions on transfer provided for in Section 6.5 shall have terminated as to such Investor Securities pursuant to Section 6.5.3.

               6.5.3.  Termination of Restrictions.  The restrictions imposed
                        ---------------------------
by Sections 6.5.1 and 6.5.2 upon the transferability of Investor Securities shall terminate as to any particular Investor Securities and any securities issued in exchange therefor or upon transfer thereof when, in the opinion of counsel reasonably acceptable to the Company, such restrictions are no longer required in order to assure compliance with the Securities Act. Whenever any of such restrictions shall terminate as to any Investor Securities, the holder thereof shall be entitled to receive from the Company, without expense, new certificates or instruments not bearing the legend set forth in Section 6.5.1.

7.     EXPENSES, ETC.

       7.1.    Expenses. The Company hereby agrees to pay within 15 business
               --------
days after receipt of a detailed written invoice all reasonable out-of-pocket expenses incurred by WPC in connection with the transactions contemplated by this Agreement and by any Investors in connection with any amendments or waivers (whether or not the same become effective) hereof and all expenses incurred by the Investors or any holder of any Investor Securities issued hereunder in connection with the enforcement in good faith of any rights hereunder or under any other Investor Agreement, including (a) the reasonable fees, expenses and disbursements of WPC's special counsel in connection with the transactions contemplated by this Agreement, which fees will not exceed $75,000 for the preparation of this Agreement and other actions taken through the First Closing Date; (b) reasonable expenses not to exceed

$84,000 in the aggregate incurred in connection with the accountant's report as contemplated by Section 3.5; and (c) all taxes (other than taxes determined with respect to income), including any recording fees and filing fees and documentary stamp and similar taxes, at any time payable in respect of this Agreement, any other Investor Agreement or the issuance of any of the Investor Securities.

       7.2.    Indemnification.  The Company shall indemnify and hold the
               ---------------
Investors and each of the Investors' partners, stockholders, officers, directors, employees, attorneys, accountants, consultants and agents (collectively, the "Indemnitees") free and harmless from and against all actions, causes of action, suits, litigation, losses, liabilities and damages, investigations or proceedings instituted by any governmental agency or any other Person and expenses in connection therewith, including reasonable attorneys' fees and disbursements, incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale by the Company of any of the Investor Securities, or (b) the execution, delivery, performance or enforcement of this Agreement or any instrument contemplated hereby by any of the Indemnitees, except in each such case for (i) any such indemnified liabilities arising on account of any Indemnitee's gross negligence or willful misconduct, (ii) any claim by one Investor against another Investor.

       7.3.    Environmental Indemnification.  Without limiting Section 7.2,
               -----------------------------
the Company covenants and agrees that it will indemnify and hold the Indemnitees harmless from and against any and all claims, expense, damage, loss or liability incurred by the Indemnitees (including all costs of legal representation) relating to (a) any release or threatened release of Hazardous Material; (b) any violation of any Environmental Laws with respect to the assets of the Company and its Subsidiaries or the operations conducted by them; or (c) the investigation or remediation of offsite locations at which the Company, any of its Subsidiaries or their predecessors are alleged to have directly or indirectly disposed of Hazardous Materials.

       7.4.    Survival.  The obligations of the Company under this Section
               --------
7 shall survive the redemption, repurchase or transfer of any or all of the Investor Securities.

8. NOTICES. Any notice or other communication in connection with this Agreement or the Investor Securities shall be deemed to be delivered if in writing addressed as provided below and if either (a) actually delivered at such address, (b) in the case of a letter, seven business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified, return receipt requested or (c) transmitted to any address outside of the United States, by telecopy and confirmed by overnight or two-day courier:

       If to the Company, to it at 990 Hammond Drive, Suite 300, Atlanta, Georgia 30328, telecopy: (770) 673-1970, telephone: (770) 673-1964, or at such other address as the Company shall have specified by notice actually received by the Principal Holders.

       If to the Investors, to the Investors' respective addresses set forth on
Exhibit 1, or at such other address as the Investors shall have specified by notice actually received by the Company, in each case with a copy to WPC.

       If to any other holder of record of any Investor Security, to it at its address set forth in the securities registers of the Company.

9. CONFIDENTIALITY. Each Investor will maintain the confidential nature of information obtained from the Company concerning the Company and its Subsidiaries; provided, however, that such Investor shall not be precluded from
              --------  -------
making disclosure regarding such information: (a) to counsel for WPC or any such Investor, accountants or other professional advisors on a need-to-know basis, provided that such advisors are advised of the confidential nature of this information, (b) to any other Investor, (c) as required by law or applicable regulation, (d) to any participant in or assignee of any Investor Securities after notice to the Company so long as such participant or assignee has agreed to be bound by this Section 9 or (e) to the extent such information has become publicly available other than as a result of the violation of this Section 9.

10. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each holder of any Investor Securities and the Company and each of its Subsidiaries.

11. SURVIVAL AND TERMINATION OF COVENANTS. All covenants, agreements, representations and warranties made herein or in any closing certificate or other certificate or written report delivered to the Investors pursuant to an express requirement hereof shall be deemed to have been material and relied on by the Investors, notwithstanding any investigation made by the Investors or on the Investors' behalf, shall survive the execution and delivery to the Investors hereof of the Investor Securities and shall terminate upon the closing of a Liquidity Event.

12. SERVICE OF PROCESS. Each of the Company and the Investors (a) irrevocably submits to the non-exclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and to the non-exclusive jurisdiction of the United States District Court for the District of Massachusetts, for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, any other Investor Agreement or the subject matter hereof or thereof brought by any party hereto or such party's successors or assigns, and (b) waives to the extent not prohibited by law that cannot be waived, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the Investor Securities, or the subject matter hereof or thereof, may not be enforced in or by such court. Each of the Company and the Investors consents to service of process in any such proceeding in any manner permitted by Chapter 223A of the General Laws of The Commonwealth of Massachusetts, and agrees that service of process registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 8 is reasonably calculated to give actual notice.

       13. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE INVESTORS AND THE COMPANY HEREBY WAIVE, AND COVENANT THAT NEITHER THE COMPANY NOR THE INVESTORS WILL ASSERT, ANY RIGHT TO TRIAL BY JURY ON ANY ISSUE IN ANY PROCEEDING, WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE, IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, ANY OTHER INVESTOR AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR IN ANY WAY CONNECTED WITH, RELATED OR INCIDENTAL TO THE DEALINGS OF THE INVESTORS AND THE COMPANY HEREUNDER OR THEREUNDER, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN TORT OR CONTRACT OR OTHERWISE. The Company acknowledges that it has been informed by WPC that the provisions of this Section 13 constitute a material inducement upon which the Investors are relying and will rely in entering into this Agreement and purchasing the Investor Securities pursuant hereto. Any Investor or the Company may file an original counterpart or a copy of this
Section 13 with any court as written evidence of the consent of the Investors and the Company to the waiver of its right to trial by jury.

       14. GENERAL. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement, the other Investor Agreements and the other items referred to herein or therein constitute the entire understanding of the parties hereto with respect to the subject matter hereof and thereof and supersede all present and prior agreements, whether written or oral. This Agreement is intended to take effect as a sealed instrument and may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Whether or not any express assignment has been made of this Agreement, provisions of this Agreement that are for the Investors' benefit as the holder of any Investor Securities are also for the benefit of, and enforceable by, all subsequent holders of Investor Securities. WPC may add Investors to this Agreement for the Second Closing and the Third Closing through the execution by such new Investor of a joinder to this

Agreement and the other Investor Agreements in form reasonably satisfactory to the Company and a corresponding supplement to Exhibit 1.

       The undersigned have executed this Agreement under seal as of the date first above written.



                           PHYSICIAN HEALTH CORPORATION



                           By
                              ----------------------------------
                              Title:



                           WESTON PRESIDIO CAPITAL II, L.P.


                           By:  WESTON PRESIDIO CAPITAL MANAGEMENT II, L.P.


                                By:
                                   -----------------------------
                                      General Partner



                           BANCBOSTON VENTURES, INC.



                           By:
                              ----------------------------------
                              Title:

                           MERCURY ASSET MANAGEMENT plc, on
                              behalf of ROWAN NOMINEES LIMITED


                           By:
                              ----------------------------------
                              Title:


                           NATWEST VENTURES INVESTMENTS LIMITED


                           By:
                              ----------------------------------
                              Title:

                            EXHIBIT 1 TO SECURITIES
                              PURCHASE AGREEMENT

                     INVESTORS, PREFERRED STOCK, PURCHASE
                     ------------------------------------
                          WARRANTS AND PURCHASE PRICE
                          ---------------------------


                                    Initial Closing                    Second Closing              Third Closing
                                    Number of Shares of                Number of Shares of         Number of Shares of
                                    Class B Preferred Stock/           Class B Preferred Stock/    Class B Preferred Stock/
                                    Purchase Warrants and              Purchase Warrants and       Purchase Warrants and
Name and Address                    Respective Purchase Prices         Respective Purchase Prices  Respective Purchase Prices
----------------                    --------------------------         --------------------------  --------------------------
Weston Presidio                     1,529,958 Preferred                            N/A             970,313 Preferred Shares
Capital II, L.P.                    Shares (convertible into                                       (convertible into 970,313
One Federal Street                  1,529,958 shares of                                            shares of Common Stock) at a
Boston, MA 02210                    Common Stock) at a                                             purchase price of
Tel:  (617) 988-2500                purchase price of                                              $3,881,252.00
Fax:  (617) 988-2515                $6,119,832.00

                                    Purchase Warrants for 509,986                 N/A              Purchase Warrants for 97,031
                                    shares of Common Stock at an                                   shares of Common Stock at an
                                    exercise price of                                              exercise price of $387,736.00
                                    $4,590.86 and a purchase                                       and a purchase price of
                                    price of $509.00.                                              $388.00.

BancBoston                          458,907 Preferred Shares                       N/A             291,094 Preferred Shares
Ventures, Inc.                      (convertible into 458,907                                      (convertible into 291,094
175 Federal Street                  shares of Common Stock) at                                     shares of Common Stock)
31st Floor                          a price of $1,835,628.00.                                      at a purchase price of
Boston, MA  02110                                                                                  $1,164,374.00.
Tel: (617) 434-5917
Fax: (617) 434-1153

                                    Purchase Warrants for 152,969                                  Purchase Warrants for 29,109
                                    shares of Common Stock                                         shares of Common Stock at an
                                    at an exercise price of                                        exercise price of $116,321.00
                                    $1,377.69 and a purchase                                       and a purchase price of
                                    price of $152.00.                                              $116.00.




                                    Initial Closing                    Second Closing              Third Closing
                                    Number of Shares of                Number of Shares of         Number of Shares of
                                    Class B Preferred Stock/           Class B Preferred Stock/    Class B Preferred Stock/
                                    Purchase Warrants and              Purchase Warrants and       Purchase Warrants and
                                    Respective Purchase Prices         Respective Purchase Prices  Respective Purchase Prices
Name and Address                    Respective Purchase Prices         Respective Purchase Prices  Respective Purchase Prices
----------------                    --------------------------         --------------------------  --------------------------
Mercury Asset                       305,938 Preferred Shares                      N/A              194,063 Preferred Shares
Management plc, on                  (convertible into 305,938                                      (convertible into 194,063
behalf of Rowan                     shares of Common Stock) at                                     shares of Common Stock)
Nominees Limited                    a price of $1,223,752.                                         at a purchase price of
c/o EGL Holdings                                                                                   $776,249.32.
6600 Peachtree-Dunwoody             Purchase Warrants for 101,979                 N/A
Road                                shares of Common Stock at an                                   Purchase Warrants for 19,406
Building 300, Suite 630             exercise price of $918.46 and a                                shares of Common Stock at an
Atlanta, GA  30328                  purchase price of $101.33                                      exercise price of $77,547.33
Tel: 770-399-5633                                                                                  and a purchase price of
Fax: 770-393-4825                                                                                  $77.33.



NatWest Ventures                    152, 969 Preferred Shares                     N/A              97,031 Preferred Shares
Investments Limited                 (convertible into 152, 969                                     (convertible into 97,031
c/o EGL Holdings                    shares of Common Stock) at                                     shares of Common Stock) at a
6600 Peachtree-Dunwoody             a price of $611,876                                            purchase price of $388,124.68
Road
Building 300, Suite 630             Purchase Warrants for 50,990                  N/A              Purchase Warrants for 9,703
Atlanta, GA  30328                  shares of Common Stock of an                                   shares of Common Stock at an
Tel: 770-399-5633                   exercise price of $459.23 and a                                exercise price of $38,773.67
Fax: 770-393-4825                   purchase price of $50.67                                       and a purchase price of $38.67


                                    Initial Closing                    Second Closing              Third Closing
                                    Number of Shares of                Number of Shares of         Number of Shares of
                                    Class B Preferred Stock/           Class B Preferred Stock/    Class B Preferred Stock/
                                    Purchase Warrants and              Purchase Warrants and       Purchase Warrants and
                                    Respective Purchase Prices         Respective Purchase Prices  Respective Purchase Prices
Name and Address                    Respective Purchase Prices         Respective Purchase Prices  Respective Purchase Prices
----------------                    --------------------------         --------------------------  --------------------------

[SECOND CLOSING                                     N/A                458,907 Preferred                           N/A
INVESTOR NUMBER 1]                                                     Shares* (convertible
                                                                       into 458,907 shares of
                                                                       Common Stock at a
                                                                       purchase price of
                                                                       $1,835,628.00

                                                                       Purchase Warrants
                                                                       for 152,969 shares of
                                                                       Common Stock* at
                                                                       an exercise price of
                                                                       $1,377.69 and a
                                                                       purchase price of
                                                                       $152.00

[SECOND CLOSING                                     N/A                458,907 Preferred                           N/A
INVESTOR NUMBER 2]                                                     Shares* (convertible
                                                                       into 458,907 shares of
                                                                       Common Stock at a

                                                                       Purchase price of
                                                                       $1,835,628.00 Purchase
                                                                       Warrants for 152,969
                                                                       shares of Common Stock* at
                                                                       an exercise price of $1,377.69
                                                                       and a purchase price of
                                                                       $152.00

[SECOND CLOSING                                     N/A                458,907 Preferred                           N/A
INVESTOR NUMBER 3]                                                     Shares* (convertible
                                                                       into 458,907 shares of
                                                                       Common Stock at a
                                                                       purchase price of
                                                                       $1,835,628.00

                                                                       Purchase warrants for
                                                                       152,969 shares of
                                                                       Common Stock* at an exercise
                                                                       price of $1,377.69
                                                                       and a purchase price of
                                                                       $152.00



     * Estimated figure. Number to be determined prior to Second Closing.